UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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EDGEWELL PERSONAL CARE COMPANY
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Notice of

2024 Annual Meeting & Proxy Statement

Edgewell PERSONAL CARE

We make useful things joyful.

Our Brands

Never. Stop. *Moving.*

Designed for life.

At Edgewell Personal Care, we're passionate about helping people be at their best when it matters most: whether preparing for a first date, practicing for the big game, or protecting your family on vacation. The Edgewell family of brands has a product for everyone.

Shaving

Grooming

Sun/Skin Care

Feminine Care

Letter to our Shareholders
from our President and
Chief Executive Officer
and our Chairman
December 20, 2023
Dear Fellow Shareholders,
You are cordially invited to attend the Annual Meeting of Shareholders of Edgewell Personal Care Company to be held on February 1, 2024 at 8:30 a.m. Eastern Time at the Hyatt Regency Coconut Point, 5001 Coconut Road, Bonita Springs, Florida.
Fiscal 2023 Accomplishments
Amidst a challenging macro environment, we again focused on controlling the controllables: further driving costs out of the business, executing with precision and investing with discipline. As a result, 2023 provided further evidence of progress in the transformation of our business and we ended our fiscal year with a stronger portfolio of brands, markedly better retail presence and improved commercial activation and execution.
In 2023, we delivered over 4% organic net sales growth and $2.59 in adjusted earnings per share, the latter of which exceeded the high-end of the outlook range we provided at the start of the fiscal year. This represents the third consecutive year of organic net sales growth above our algorithm, demonstrating the impact of our stronger portfolio of brands and meaningfully improved retail presence. Perhaps even more encouragingly, we grew in all segments of the business, and in both our North America and International markets.
Growth Strategy 2020
In 2020, we unveiled a new long-term strategy to transform Edgewell into a growing, sustainable, and consumer-centric personal care company while driving stable topline growth and predictable cash generation and delivering a meaningful total shareholder return. To do this, we identified two strategic outcomes that would be crucial to our long-term success: accelerating topline growth in categories where we have a Right to Win and stabilizing the profit pool in categories where we have a Right to Play.
Three years on, we can report that our business has delivered consistent, structural top-line growth, fueled by a stronger portfolio of brands, and underpinned by the strides we have made across brand building, product innovation, retail execution and e-commerce activation.
To drive these results, we have fundamentally reshaped our leadership team and organization. We’ve strengthened our critical capabilities in areas like digital, brand building and retail execution. Our focus on consumer-centric innovation and new product development has improved with the acquisition of the disruptive, brand-building capabilities of the Cremo and Billie teams, and more recently, in international markets we are realizing the benefits from our revised go-to-market approach with better capabilities and execution.
This has been an incredibly difficult period to execute a transformation, as we’ve faced significant macroeconomic challenges including a global pandemic, supply chain disruption, once-in-a generation levels of cost inflation, currency headwinds, and more. Despite this, our teams remained focused on executing our plans and reacting with urgency and purpose, which has put us in the improved position we are in today. Overall, we exit fiscal 2023 a stronger, more capable business, one that is better equipped to continue to get closer to our consumers and to build brands people love.

Looking Ahead
Our outlook for 2024 reflects our confidence in the underlying strength of our business and calls for strong earnings growth, substantial free cash flow generation, a disciplined approach to capital allocation, and continued deleveraging of the business, all of which will be underpinned by our fundamentally improved go-to-market position across our portfolio of brands and the geographic regions in which we operate.
While the external environment remains extremely challenging, and while there is always more to do, the fundamental improvements we’ve made across our business are delivering the expected results and give us confidence that the strategic priorities and choices we’ve made are driving the desired outcomes.
On behalf of our Board, we thank you for your share ownership and for your continued support.
John C. Hunter Chairman of the Board of Directors	Rod R. Little President and Chief Executive Officer

EDGEWELL PERSONAL CARE COMPANY
6 Research Drive
Shelton, Connecticut 06484
NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
The 2024 Annual Meeting of Shareholders of Edgewell Personal Care Company (the “Annual Meeting”) will be held at 8:30 a.m. Eastern Time on Thursday, February 1, 2024 at the Hyatt Regency Coconut Point, 5001 Coconut Road, Bonita Springs, Florida.
The purpose of the meeting is:
1	Election of 10 directors to serve until the 2025 Annual Meeting of Shareholders	FOR ☒
2	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2024	FOR ☒
3	Non-binding advisory vote on executive compensation paid to our named executive officers	FOR ☒
4	Non-binding advisory vote on the frequency of executive compensation votes	FOR ☒
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting. We are mailing to many of our shareholders a notice of availability over the Internet of the proxy materials, rather than mailing the proxy materials. The notice of availability contains instructions on how to access our proxy materials on the Internet, as well as instructions on obtaining a paper copy. This process will reduce our costs to print and distribute our proxy materials. All shareholders who do not receive such a notice of availability, and any shareholders who request to receive a paper copy of the proxy materials, will receive a full set of paper proxy materials by U.S. mail.
How to Cast Your Vote. You may vote if you were a shareholder of record on November 24, 2023. It is important that your shares be represented and voted at the Annual Meeting. Please vote in one of the following ways:
Internet www.proxyvote.com using the control number indicated on the notice of availability or proxy card mailed to you	Phone 1-800-690-6903 Deadline for voting by phone is 11:59 p.m. (ET) on January 31, 2024	Mail Mark, sign, date and promptly return the proxy card in the postage-paid envelope	In Person Vote by written ballot at the Annual Meeting
This Notice, the Proxy Statement, and our 2023 Annual Report on Form 10-K have also been posted at www.proxyvote.com.
By Order of the Board of Directors,

LaTanya Langley Chief People & Legal Officer and Corporate Secretary
December 20, 2023

Awards

NEWSWEEK’S AMERICA’S MOST RESPONSIBLE COMPANIES

For the fifth time, Edgewell was included in Newsweek’s list of America’s Most Responsible Companies for 2024. Up 18 spots from last year to #19 and ranked as #3 amongst 48 Consumer Goods companies on the list, the selection process identified 2,000 total companies and ranked the top 600 based on corporate social responsibility and publicly available key performance indicators including Edgewell’s most recent Sustainability Report, with a focus on company performance in the areas of environment, social, and corporate governance. In addition, companies were also selected based on an independent public perception survey conducted from 17,000 U.S. citizens that evaluated company reputations related to corporate social responsibility.

USA TODAY’S AMERICA’S CLIMATE LEADERS

In 2023, Edgewell was recognized by USA Today as one of the Climate Leaders in America, the first time USA Today has published its ranking of American companies that achieved the greatest reduction in core emissions intensity. The selection, which was based on a company’s progress in reducing their Scope 1 and 2 greenhouse gas emission intensity between 2019 and 2021, recognizes Edgewell’s work toward being a part of a world in which caring for ourselves is balanced with caring for our shared planet and society.

2023 TOP WORKPLACES IN CONNECTICUT

Edgewell was named as one of the top workplaces in Connecticut for 2023 by Hearst Media Group. The selection, which is based solely on third-party solicited employee feedback, was earned because of Edgewell’s strong culture, focus on learning and development, iconic portfolio of brands and track record of success in market.

GLOSSARY OF TERMS

Commonly Used Terms in this Proxy Statement
ASC	Accounting Standards Codification
Board	Edgewell’s Board of Directors
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CIC	Change in Control [Plan]
CPG	Consumer Packaged Goods
EBITDA	Earnings Before Interest, Taxes, Depreciation and Amortization
EPS	Earnings Per Share
ESIP	Executive Savings Investment Plan
FASB	Financial Accounting Standards Board
FY	Fiscal Year
HC&CC	Human Capital & Compensation Committee
NEO	Named Executive Officer
NYSE	New York Stock Exchange
PRSE	Performance Restricted Stock Equivalents
PwC	PricewaterhouseCoopers LLP
RSE	Restricted Stock Equivalents
SEC	Securities and Exchange Commission
SERP	Supplemental Executive Retirement Plan

PROXY STATEMENT SUMMARY
This proxy statement (the “Proxy Statement”) and accompanying proxy materials are being furnished to the shareholders of Edgewell Personal Care Company, a Missouri corporation (the “Company” or “Edgewell”), in connection with the solicitation of proxies by the Board of the Company for use at the 2024 Annual Meeting of Shareholders, and at any adjournment or postponement thereof (the “Annual Meeting”), for the purposes set forth in the Notice of the Annual Meeting of Shareholders. This summary highlights information contained elsewhere in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023. For more complete information about these topics, please review the Company’s complete Proxy Statement and Annual Report on Form 10-K. Please also see the Proxy Statement – Voting Procedures & Meeting FAQs section for important information about proxy materials, voting, and attendance at the Annual Meeting. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
2024 Annual Meeting
Time and Date	8:30 a.m., Eastern Time on Thursday, February 1, 2024
Place	Hyatt Regency Coconut Point 5001 Coconut Road Bonita Springs, Florida 34134
Record Date	November 24, 2023
For additional information regarding the Annual Meeting, please refer to the section titled “Proxy Statement – Voting Procedures & Meeting FAQs.”
Business of the Meeting	Board Recommendation
1
Election of 10 directors to serve until the 2025 Annual Meeting of Shareholders
• The director nominees have a diverse set of backgrounds, characteristics and skills relevant to the leadership of the Board and oversight of the Company.
• All of our non-employee directors are independent.
FOR ☒
2
Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2024
• Independent firm.
• Significant industry, global audit and financial reporting expertise.
FOR ☒
3
Non-binding advisory vote on executive compensation paid to our named executive officers
• Strong alignment of executive pay with Company performance.
•  Oversight of compensation program by fully independent HC&CC with assistance of independent compensation consultant.
FOR ☒
4
Non-binding advisory vote on the frequency of executive compensation votes
•  The recommendation for a vote of every “1 YEAR” reflects the Company’s strong belief in our executive compensation programs and their effectiveness
FOR ☒

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Nominees (standing for election for a term expiring in 2025)
Name	Age	Professional Background	Board Committees
Robert W. Black	64	Executive Advisor Partner, Wind Point Partners and Chair, RTIC Outdoors	Audit, HC&CC
George R. Corbin	59	Former Chief Operating Officer, Onriva	Audit, HC&CC
Carla C. Hendra	67	Global Chief Executive Officer, Ogilvy Consulting	HC&CC, Corporate Governance
John C. Hunter, III	76	Former Chair, President and Chief Executive Officer, Solutia, Inc.	Non-Employee Chair of the Board, Audit
James C. Johnson	71	Former General Counsel, Loop Capital Markets LLC	HC&CC, Corporate Governance
Rod R. Little	54	President and Chief Executive Officer, Edgewell Personal Care Company
Joseph D. O’Leary	65	Former President and Chief Operating Officer, Petsmart, Inc.	Audit, Corporate Governance
Rakesh Sachdev	67	Former Chief Executive Officer, Platform Specialty Products Corporation and Sigma Aldrich Corporation	HC&CC, Corporate Governance
Swan Sit	46	Sole Owner, Swan Sit, LLC	HC&CC, Corporate Governance
Gary K. Waring	64	Former Assurance Partner, Ernst & Young LLP	Audit, Corporate Governance
| 2023 Proxy Statement	1

Key Skills Details

LEADERSHIP
Executive leaders have an understanding of organizations and the drivers of individual and team growth and development. Directors with experience serving as a CEO or senior executive enhance the Board’s perspective of our organization’s operations and challenges. They understand strategy, productivity, and risk management, and how these factors impact the Company’s operations and controls. Further, their own significant leadership skills and experiences enable them to help identify and develop other successful leaders.

STRATEGY
Because of the highly competitive environment in which we operate, our directors play a pivotal role in strategy, productivity, and risk management. Moreover, as we continue to identify and complete strategic acquisitions and effectively integrate acquired companies, directors with experience leading business value creation through acquisitions, divestitures, and other business transactions are invaluable.

EXTENSIVE INDUSTRY KNOWLEDGE
The categories in which we operate are largely mature and highly competitive, both in the U.S. and globally, as a number of companies compete for consumer acceptance, limited retail shelf space and e-commerce opportunities. Directors with experience serving consumers, brand perceptions, and product performance and innovation, provide valuable insights to the Company. Based on their experience and tenure on our Board, our directors provide us with a better understanding of the challenges and opportunities facing our business.

FINANCIAL
The Company’s business is multifaceted and involves complex financial transactions in many countries and in many currencies. Directors with an understanding of accounting and financial reporting processes, particularly in large, global businesses, provide important oversight of our financial statements and strategy and financial reporting to investors and other stakeholders. Directors with proficiency in finance, capital allocation, and financial reporting processes gained from experience acting as, or actively supervising, a principal financial officer are essential for ensuring effective oversight of the Company’s financial measures and processes.

INTERNATIONAL PERSPECTIVE
We are a global company with a footprint in over 20 countries and our products are widely available in more than 50 countries. The quality of our Board’s oversight and strategic guidance is enhanced by directors whose understanding of diverse business environments, economic conditions and cultures has been informed by service as a director or senior leader at one or more companies with international operations. Our directors bring valuable knowledge to the Company, including exposure to different cultural perspectives and practices, and provide critical insight in light of the Company’s global scope and significant international revenues.

MARKETING
We depend on the continuing reputation and success of our brands. Directors with experience identifying, developing, and marketing new products, as well as identifying new areas for existing products which can positively impact the Company’s operational results, are crucial to helping the Company understand and anticipate evolving marketing platforms and practices. Our directors oversee our brand strategy (or the brand strategy of its brands), ensuring it aligns with the overall business objectives and values, while providing guidance on brand purpose, positioning, messaging, brand identity, creative platform and in-market communications.

OPERATIONS
Directors with “hands-on” experience developing and implementing operating plans and business strategies at companies with similarly sophisticated business operations have a practical understanding of how such organizations operate in increasingly sophisticated and disruptive competitive environments. Our directors provide valuable insight and leadership into distribution, e-commerce, logistics, innovation, marketing, and sales for a global organization.

RISK/CORPORATE GOVERNANCE
As a public company, our accounting and financial reporting functions are subject to a rigorous program of controls and procedures and our Board plays an important role in oversight of our robust audit, enterprise risk management and information security organizations. Directors with experience in these areas are critical to evaluating and providing effective oversight of our consolidated financial statements and financial reporting and our management of the risks inherent in our business operations. Likewise, as a Company deeply committed to our Purpose, Values and Behaviors, directors who are well-informed with respect to today’s dynamic governance and ethics environment are crucial to our success. We believe our directors are uniquely qualified to guide our Company through the challenges posed by the dynamic regulatory and geopolitical environments we operate in, guide in the execution of our strategic priorities, and provide effective oversight of management.

DIGITAL COMMERCE
Our directors have significant knowledge of how to anticipate technological trends, generate disruptive innovation, and extend or create new business models. Further, our directors provide oversight into the selection and implementation of new technologies to leverage competitive strengths and give valuable insights related to the digital commerce sector that are relevant to our evolving strategy, business, and operations.

2	| 2023 Proxy Statement

Key Skills and Experience
EXPERIENCE AND SKILLS	BLACK	CORBIN	HENDRA	HUNTER	JOHNSON	LITTLE	O’LEARY	SACHDEV	SIT	WARING
				✔	✔	✔		✔
	✔		✔			✔			✔
	✔					✔	✔
				✔			✔
		✔	✔						✔
	✔	✔		✔	✔	✔		✔		✔
						✔	✔	✔		✔
		✔	✔						✔
					✔					✔
Board and Committee Self-Evaluation
Our Board believes that a self-evaluation process is important to its ongoing effectiveness. The following describes the process by which our Board carried out these self-evaluations over the past year:
Annual Board, Committee and Peer Self-Evaluation
The self-evaluation process seeks individual director feedback on the Board and respective committee’s roles and oversight responsibility, structure, relationship with management, meeting agendas, oversight of strategy and risk, and other related topics. Our Board self- assessment also includes an additional opportunity for directors to provide specific feedback on their peers in the form of narrative disclosure to facilitate director performance. Our Corporate Governance Committee oversees the content and process of the self- and peer evaluations.

Discussion of Results	Our Non-Employee Chairman of the Board and the Chairs of each committee present the results of the self-evaluation to our Board and their respective committees.
Incorporation of Feedback
Our Board and committees assess progress in the areas targeted for improvement from the prior evaluation and develop action plans aimed at enhancing our Boards’ and committees’ effectiveness over the next year. Items requiring follow-up are monitored on an ongoing basis by our Board and committees.

| 2023 Proxy Statement	3

INFORMATION ABOUT NOMINEES FOR DIRECTOR
Please review the following information about the nominees, who are all standing for election at this meeting for a term expiring at the 2025 Annual Meeting.
Director since 2018 Board Committees: • Audit • HC&CC
Robert W. Black

Mr. Black brings extensive international business, digital commerce, strategy, operations and innovation experience to our Board. At Kimberly-Clark, he led the portfolio reconstruction, reinvigoration and reorganization of the company’s international businesses. Mr. Black led the transformation of the Steelcase International business through acquisitions, rationalized branding, reconfiguration of the organization and the launch of new products. Mr. Black is the Chair of RTIC Outdoors, a direct-to-consumer retailer of outdoor gear.

Current and Previous Experience • Wind Point Partners (since 2013) • Executive Advisor Partner • Kimberly-Clark (2006-2012) • Group President • Chief Strategy Officer and Chief Innovation Officer
Past Public Company Boards
• LF Capital Acquisition II (2021-2023)
• Annie’s, Inc. (2014-2015)
Education
• Bachelor’s degree in Management, State University of New York at Buffalo
• MBA, Harvard Business School

Director since 2018 Board Committees: • Audit • HC&CC
George R. Corbin

Mr. Corbin brings extensive disruptive innovation, digital commerce, digital strategy, marketing, business transformation and operations experience to our Board. He has served as Chief Digital Officer and top digital executive for some of the world’s most iconic brands, including Mars, Incorporated where he served in a non-director capacity on the board’s Digital Subcommittee and also as Chief Digital Officer. Prior to Mars, Incorporated he was Senior Vice President of Digital at Marriott International where he led a $13.5 billion digital business and the company’s global-scale digital transformation. Mr. Corbin serves as a Venture Partner at NextGen Venture Partners. He also served as Chief Operating Officer for travel technology startup, Onriva. Mr. Corbin serves on the Faculty of the National Association of Corporate Directors, where he also holds a Professional Director Certification. Mr. Corbin does not currently serve on any other public company boards.

Current and Previous Experience
• Onriva (2021-2023)
 • Chief Operating Officer
• NextGen Venture Partners (since 2019)
 • Venture Partner
• Mars, Incorporated (2017-2019)
 • Chief Digital Officer
• Marriott International (2002-2017)
 • Senior Vice President, Digital
 • Vice President, Digital Strategy, Global eMarketing, Global eCommerce Services &
International eCommerce
 • Vice President Digital Strategy
Education • BS degree, University of California Davis • MBA, Harvard Business School

4	| 2023 Proxy Statement

Director since 2015 Board Committees: • HC&CC • Corporate Governance
Carla C. Hendra

Ms. Hendra brings to our Board extensive experience in marketing, advertising and strategic consulting which gives her insights into commercial issues such as brand strategy, digital marketing, data and analytics, and long-term planning. Ms. Hendra currently leads Ogilvy Consulting, the global strategy consulting and innovation arm of Ogilvy. Ms. Hendra has led two acquisitions for Ogilvy: The Lacek Group loyalty specialists, and Leopard, a sales enablement group which is now part of Ogilvy USA.

Current and Previous Experience • The Ogilvy Group (since 1996) • Global Chief Executive Officer, Ogilvy Consulting (since 2021) • Global Chair (through 2017) • Chief Digital Officer (2016-2020)
Public Company Boards
• Caleres, Inc. (since 2005)
 • Nominating & Governance Committee
Past Public Company Boards
• Velocity (2020-2023)
Education
• BA in Humanities, University of Chicago
• Textile Design, Fashion Institute of Technology, New York City

Director since 2005 Non-Executive Chair since March 2019 Board Committees: • Audit
John C. Hunter, III

Mr. Hunter was elected as our Non-Executive Chair of the Board in March 2019. He brings to our Board insightful risk management experience and his extensive experience as a director also provides him with insight into effective compensation plan design and a thorough understanding of current issues, trends and concerns in executive compensation. Mr. Hunter retired from Solutia, Inc. in 2004. During his career with Solutia, he gained many years of experience in the specialty chemicals business and obtained an in-depth knowledge of environmental, regulatory and sustainability issues. Mr. Hunter does not currently serve on any other public company boards.

	Previous Experience • Solutia, Inc. (1999-2004) • Chair, President and Chief Executive Officer	Past Public Company Boards • KMG Chemicals, Inc. (2014-2019) • Penford, Inc. (2014-2019) • Hercules/Ashland (2008-2016) Education • BSChE, Georgia Institute of Technology • MBA, University of Houston

| 2023 Proxy Statement	5

Director since 2013 Board Committees: • HC&CC • Corporate Governance, Chair
James C. Johnson

Mr. Johnson brings to our Board extensive executive management and leadership experience. Prior to serving as General Counsel of Loop Capital Markets LLC, a financial services firm, Mr. Johnson served as Corporate Vice President, Corporate Secretary and Assistant General Counsel of aerospace and defense firms, Northrop Grumman Corporation and The Boeing Company. Mr. Johnson retired as the General Counsel of Loop Capital Markets LLC, a financial services firm, in December 2013. As a former general counsel, Mr. Johnson brings strong legal, compliance, risk management, corporate governance and executive compensation plan design experience to our Board.

Previous Experience • Loop Capital Markets LLC (2010-2013) • General Counsel
Public Company Boards
• Energizer Holdings, Inc. (since 2015)
 • Governance Committee (Chair)
• Ameren Corporation (since 2005)
 • Compensation Committee
 • Governance Committee
• HanesBrands Inc. (since 2006)
 • Governance Committee
Education
• BA & J.D., University of Pennsylvania
• Certificate, Cybersecurity Oversight from the NACD

Director since 2019
Rod R. Little

President and Chief Executive Officer, Edgewell Personal Care Company
(since March 2019)

Mr. Little has been our President and Chief Executive Officer since March 2019. From March 2018 to March 2019, he was our Chief Financial Officer. Mr. Little brings to our Board more than 20 years of global experience in CPG organizations, significant public company experience and a strong track record of driving results. As our CFO, he was responsible for the global finance and IT organizations. This combination of experience and deep industry knowledge allow Mr. Little to bring unique insights and perspectives to our Board.

Previous Experience
• HSN, Inc. (2017)
 • Chief Financial Officer
• Elizabeth Arden (2014-2016)
 • Executive Vice President & Chief Financial
Officer
• Procter & Gamble (1997-2014)
 • Various Finance positions

Public Company Boards
• Victoria’s Secret & Co. (since 2023)
 • Human Capital & Compensation Committee
Education
• BS degree in Business Management, United
States Air Force Academy
• MBA in Finance, University of Pittsburgh

6	| 2023 Proxy Statement

Director since 2018 Board Committees: • Audit • Corporate Governance
Joseph D. O’Leary

Mr. O’Leary brings to our Board his extensive experience in global supply chain operations, marketing and merchandising. He also provides insightful expertise in executive management and leadership to our Board. Mr. O’Leary retired as the President and Chief Operating Officer of Petsmart, Inc. in 2014. While at Petsmart he served in key leadership roles at various corporate and functional levels, including merchandising, supply chain and strategic planning.

Previous Experience
• Petsmart, Inc. (2006-2014)
 • President and Chief Operating Officer
 • Senior Vice President, Supply Chain
Past Public Company Boards
• Big Heart Pet (2014-2015)
• Petsmart, Inc. (2015-2019)
• Francesca’s Holdings Corporation (2013-2020)

Public Company Boards
• Sprouts Farmers Market, Inc. (since 2017)
 • Nominating & Governance Committee
 • Compensation Committee
Education
• BA in Business, University of Portsmouth,
Portsmouth, England
• Sr. Executive Program, Columbia University
• Director’s Consortium, Stanford University

Director since 2015 Board Committees: • HC&CC, Chair • Corporate Governance
Rakesh Sachdev

Mr. Sachdev brings experience as both a chief executive officer and chief financial officer to our Board. As a previous CEO of two public companies, he brings skills and valuable expertise in global management, mergers and acquisitions, and finance. His knowledge of operations, finance, accounting principles and financial reporting rules and regulations, his experience in evaluating financial results and generally overseeing the financial reporting processes of a large public company, provide substantial insights to our Board. Mr. Sachdev acts as an advisor to New Mountain Capital and certain of their portfolio companies. In the past, Mr. Sachdev has served as the Chairman of the Federal Reserve Bank of St. Louis.

Previous Experience
•  Platform Specialty Products Corporation (now
Element Solutions, Inc.) (2016-2019)
 • Chief Executive Officer
• Sigma-Aldrich Corporation (2008-2015)
 • President and Chief Executive Officer
 • Chief Financial Officer and Chief Administrative Officer
Past Public Company Boards
• Element Solutions, Inc. (2019-2020)
• Platform Specialty Products Corporation
(2016-2019)
• Sigma Aldrich Corporation (2010-2015)
• Avantor, Inc. (2019-2021)

Public Company Boards
• HERC Holding (since 2021)
 • Audit Committee
• Axalta Coating Systems (since 2020)
 • Compensation Committee
 • Governance Committee
• Regal Rexnord Corporation (since 2007)
 • Compensation Committee

Education
• B.Tech in Mechanical Engineering, Indian
Institute of Technology, Delhi
• MBA in Business, Indiana University
• MS in Mechanical Engineering, University of
Illinois at Urbana-Champaign

| 2023 Proxy Statement	7

Director since 2020 Board Committees: • HC&CC • Corporate Governance
Swan Sit

Ms. Sit brings extensive experience in digital transformation, digital strategy, marketing, and disruptive innovation to our Board. Ms. Sit currently acts as an independent business consultant to a number of private and public companies on various digital, marketing and strategic initiatives. She is also a public speaker and content creator in the areas of business and technology. In her prior roles, Ms. Sit has built front-end consumer experiences across ecommerce, omnichannel, mobile, media, social, apps and innovation as well as integrated back-end operations.

Current and Previous Experience
• Swan Co., LLC (since 2019)
• Nike (2018-2019)
 • Vice President, Global Digital Marketing
 • Vice President, Digital Capabilities,
Business Operations & Service
• Revlon & Elizabeth Arden (2015-2017)
 • Vice President, Global Digital

Public Company Boards
• Novabay Pharmaceuticals (since 2019)
 • Nominating & Corporate Governance
 • Compensation Committee
 • Audit Committee
Education
• BA, Economics, Harvard University
• MBA, Columbia Business School

Director since 2018 Board Committees: • Audit, Chair • Corporate Governance
Gary Waring

Mr. Waring brings to our Board extensive knowledge in financial accounting and reporting and the development of internal controls over financial reporting, as well as experience in strategic consulting and advising with acquisitions, divestitures, restructurings, and regulatory matters. Mr. Waring retired from Ernst & Young LLP in 2017 after serving more than 35 years with the firm in various positions including coordinating audit and business advisory services for more than 200 clients in the consumer products, retail, distribution, manufacturing and technology industries. Mr. Waring does not currently serve on any other public company boards.

	Previous Experience • Ernst & Young LLP (1981-2017) • Assurance Partner	Education • BA, Accounting, Wittenberg University • Retired CPA • Former Member, American Institute of Certified Public Accountants • Former Member, California Society of Certified Public Accountants

8	| 2023 Proxy Statement

Average Tenure = 8 years
STANDING COMMITTEES AND MEETINGS
Our Board oversees the management and affairs of our Company, as provided by Missouri law, and conducts its business through its meetings and its three standing committees: Audit Committee, Human Capital & Compensation Committee and Corporate Governance Committee. In addition, from time to time, other committees may be established under the Board’s direction when necessary or advisable to address specific issues.
Set forth below is the current membership and descriptions of each of the standing committees, with the number of meetings held during the fiscal year ended September 30, 2023.
During fiscal 2023, all directors attended 100% of our Board meetings and meetings of the committees on which they served at the time of their period of service. Under our Corporate Governance Principles, each director is highly encouraged to attend our annual meeting of shareholders each year. All directors in office during the 2023 Annual Meeting of Shareholders attended the meeting.
Each of the standing committees operates under a charter that was approved by our Board, copies of which are available on our website at www.edgewell.com, click on “Investors,” then “Corporate Governance” and select the Charter you wish to review.
Copies of the committee charters, the Corporate Governance Principles and the codes of conduct will be provided, without charge, to any shareholder upon request directed in writing to our Corporate Secretary, Edgewell Personal Care Company, 6 Research Drive, Shelton, Connecticut 06484.
| 2023 Proxy Statement	9

AUDIT COMMITTEE
Members: Gary Waring, Chair, Robert Black, George Corbin, John Hunter, Joseph O’Leary

QUALIFICATIONS

The Board has determined that all members of the Audit Committee meet heightened independence and qualification criteria and are financially literate in accordance with the NYSE Corporate Governance Standards and SEC rules. Additionally, Mr. Waring qualifies as an “audit committee financial expert” as defined by the SEC.

The Audit Committee met 6 times during fiscal 2023.

Mr. Waring was appointed as the Chair of the Audit Committee in November 2018 and has been determined to be a financial expert, as defined by SEC guidelines.

RESPONSIBILITIES

 • Review the audit, accounting, financial reporting and internal control functions
 • Engage with and supervise our independent accountants
 • Resolve differences between management and our independent accountants
 • Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or audit matters
 • Oversight of our Company’s policies in several environmental, social and governance areas, including ethics and compliance and cybersecurity and data privacy
 • Oversee the Company’s overall risk management process and routinely discuss the Company’s risk profile, risk management, and risk exposures with management, internal auditors, and our independent registered public accounting firm

RECENT ACTIVITIES AND KEY FOCUS AREAS

 • As part of a systemic approach to Board oversight of ESG topics, the Committee continued its oversight of the Company’s key strategic, enterprise and cybersecurity risks and reviewed management’s evaluation of strategic and operating risks, including risk concentrations, mitigating measures, and the types and levels of risk
 • Discussed emerging domestic and global tax policy and reporting requirements
 • Reviewed data and relevant metrics related to the Company’s employee relations center of excellence to identify trends, patterns and emerging risks, enabling proactive HR and employee relations strategies
 • The Audit Committee also prepares the Report of the Audit Committee to be included in the Company’s proxy statement. At each meeting, representatives of PwC, the Senior Director of Internal Audit, and finance management were present to review accounting, control, auditing, and financial reporting matters. During certain of these meetings, the Audit Committee also held private sessions with the Company’s CFO, Chief Accounting Officer, Senior Director of Internal Audit, and representatives of PwC.

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HUMAN CAPITAL & COMPENSATION COMMITTEE
Members: Rakesh Sachdev, Chair, Robert Black, George Corbin, Carla Hendra, James Johnson, Swan Sit

QUALIFICATIONS

Our Board has determined that all members of our Human Capital & Compensation Committee are non-employee directors and are independent, as defined in the listing standards of the NYSE. No member of the HC&CC is or has been an officer or employee of our Company or any of our subsidiaries. No member has had any relationships with our Company or any other entity that requires disclosure under the proxy rules and regulations promulgated by the SEC.

The Human Capital & Compensation Committee met 5 times during fiscal 2023.

Mr. Sachdev was appointed as the Chair of the HC&CC in February 2020.

RESPONSIBILITIES

 • Set the compensation of our executive officers
 • Administer our incentive stock plans and grant equity-based awards
 • Administer and approve performance-based awards under our executive officer bonus plan
 • Establish performance criteria
 • Monitor management compensation and benefit programs
 • Review principal employee relations policies
 • Review a risk assessment of our compensation policies and practices
 • Oversight of the development, implementation, and effectiveness of the Company’s policies and strategies related to its human capital management
 • Oversight of our Company’s policies in several environmental, social and governance areas, including human capital management, workplace safety, and teammate health and well-being
 • Oversee talent acquisition, development and retention
 • Oversee risks related to the development of and succession planning for the Company’s executive officers and risks associated with the Company’s compensation policies and practices

RECENT ACTIVITIES AND KEY FOCUS AREAS

 • As part of a systemic approach to Board oversight of ESG topics, the Committee continued formal oversight of the development, implementation, and effectiveness of the Company’s policies and strategies related to its human capital management, including matters related to diversity, equality, and inclusion, and talent management
 • Oversaw the adoption of an executive compensation clawback policy which permits the Company to recoup certain compensation payments in the event of a significant restatement of financial results for any reason
 • Conducted an in-depth review of the Company’s annual employee engagement survey, the key findings, opportunities for improvement, plans to address lower scores, as well as the key engagement drivers identified as items which would generate the greatest return on enhancing employee engagement
 • Monitored, evaluated and determined appropriate 2023 STIP performance goals and results
 • Performed an in-depth review and analysis of the Company’s incentive compensation plans in order to further align interests with those of our shareholders

| 2023 Proxy Statement	11

CORPORATE GOVERNANCE COMMITTEE
Members: James Johnson, Chair, Carla Hendra, Joseph O’Leary, Rakesh Sachdev, Swan Sit, Gary Waring

QUALIFICATIONS

Our Board has determined that all members of our Corporate Governance Committee are non-employee directors, and are independent, as defined in the listing standards of the NYSE.

The Corporate Governance Committee met 4 times during fiscal 2023.

Mr. Johnson was appointed as the Chair of the Governance Committee in February 2020.

RESPONSIBILITIES

 • Identify individuals qualified to become Directors
 • Recommend to our Board nominees for election as directors, as well as committee memberships and compensation and benefits for directors
 • Recommend Board committees and committee assignments, including assignments and succession planning for committee chairs
 • Oversee our stock ownership guidelines for non-employee directors
 • Conduct the annual self-assessment process of our Board and committees and facilitate Board education
 • Review our Corporate Governance Principles and committee charters
 • Monitor our Company’s positions and responses to significant public policy issues, including our compliance with applicable laws, and actions in furtherance of our corporate social responsibility objectives
 • Oversee the Company’s policies in several environmental, social and governance areas, including our response to climate change, our ongoing efforts in ethical and responsible sourcing, and the embedding of human rights policies in our supply chain and global operations
 • Oversee risks related to the Company’s corporate governance structure and processes, as well as risks related to public policy, social responsibility, environmental sustainability, and the Company’s reputation

RECENT ACTIVITIES AND KEY FOCUS AREAS

 • As part of a systemic approach to Board oversight of ESG topics, the Committee continued formal oversight of the development, implementation, and effectiveness of the Company’s policies and strategies related to sustainability goals, human rights and responsible sourcing, community impact efforts, and ESG impact on corporate reputation
 • Continued ongoing review of short-term and long-term Board refreshment needs and ideal candidate skill, experience, and background profiles
 • Refined the Company’s director stock ownership guidelines and implemented a formal executive officer board service policy

12	| 2023 Proxy Statement

CORPORATE GOVERNANCE, RISK OVERSIGHT, SUSTAINABILITY
AND DIRECTOR INDEPENDENCE

Board Structure and Practices

- Our Board has an independent chairman
- Each of our Board members is elected annually
- We have majority voting for our director elections
- 9 of our 10 Board nominees are independent
- We have adopted proxy notice and access, allowing shareholders access to our proxy materials online
- Our independent directors meet frequently in executive session
- Our Board and Committees engage in annual self-assessments and individual peer reviews
- Our Board continuously assesses refreshment

Risk Management and Compensation

- Our Board actively oversees our risk management practices, fostering a risk-aware culture while encouraging thoughtful risk taking
- Our Code of Conduct and Insider Trading Policy prohibit inappropriate trading activites, including hedging and pledging arrangements
- We have stock ownership requirements for Executive Leadership Team members and our directors
- Our Board engages in managing talent and long-term succession planning

Social Responsibilities and Other Shareholder Concerns

- We engage with our shareholders on key issues
- We post a Sustainable & Ethical Operations Report on our website
- We have articulated on our website our commitment to sustainability, gender equality and diversity
- We have adopted a "Whistleblower" policy prohibiting company employees from retaliating or taking adverse action against anyone for raising a concern

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Risk Oversight and Risk Management
Our Board, acting both directly and through its committees, is actively involved in oversight of the significant risks affecting our business. The risk oversight activities of our Board and committees are informed by our management’s risk assessment and risk management processes.

Code of Conduct
The Company has a Code of Conduct that sets forth the fundamental principles and some of the key policies and procedures that govern our business. The Code of Conduct is reviewed each year for appropriate updates, and employees are asked to annually certify their understanding of, and compliance with, its requirements. As an integral part of our continuing efforts to maintain the highest standards of conduct, and because of the important role that each employee plays in our Ethics and Compliance Program, each year employees participate in mandatory compliance training meant to cover key components of the code of conduct and other relevant compliance topics related to our Company.
Moreover, at least annually, the Audit Committee of our Board reviews the code of conduct to ensure that the code reflects the highest ethical principles and standards. The Code of Conduct, which is firmly rooted in our Purpose, Values and Behaviors, is made available to employees in more than 10 different languages and can be found on the Company’s website at www.edgewell.com (information on the Company’s website is not incorporated by reference herein).
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Business Practices and Standards of Conduct
Our Business Practices and Standards of Conduct are designed to provide guidance on and articulate our commitment to several key matters such as safety and health, protecting the environment, use of company resources, and promoting a harassment-free work environment. It also addresses certain legal and ethical facets of integrity in business dealings with suppliers, customers, investors and the governments that regulate us. We assess global compliance with this policy annually.
Our Supplier Code of Conduct sets forth our Company’s basic expectations for environmental, labor, supplier working conditions and ethical practices that suppliers are expected to meet in order to do business with Edgewell. We believe we hold our suppliers to a high standard and use a risk-based approach to audit suppliers for ongoing compliance. In June 2022, we published a new and improved Supplier Code of Conduct leveraging a global sustainability third party to review our policy and suggest changes based upon best practices and benchmarking the new policy against leading CPG and retail companies. Moreover, at least annually, the Audit Committee of our Board reviews the Supplier Code of Conduct to ensure that it continues to reflect the highest ethical principles and standards we expect of our suppliers.
Director Independence
Our Corporate Governance Principles, adopted by our Board, provide that a majority of our Board, and the entire membership of the Audit, Human Capital & Compensation and Corporate Governance Committees of our Board, will consist of independent, non-employee directors who meet the criteria for independence required by the NYSE listing standards.
For relationships not described in our Corporate Governance Principles, a majority of our independent directors, after considering all of the relevant circumstances, may make a determination whether or not such relationship is material and whether the director may therefore be considered independent under the NYSE listing standards. We have also considered and determined that members of our Audit Committee and Human Capital & Compensation Committee satisfy the additional independence requirements of the NYSE and SEC for such committees.
Director affiliations and transactions are regularly reviewed to ensure that there are no conflicts or relationships with our Company that might impair a director’s independence. Every year, we submit a questionnaire to each director and executive officer, in addition to conducting our own internal review, for the purpose of identifying certain potentially material transactions or relationships between each director, or any member of his or her immediate family, and our Company, our senior management and our independent auditor.
Our Board also determined that no arrangement or understanding exists between any director or executive officer of our Company and any other person pursuant to which any of them were selected as a director or executive officer. Accordingly, based on the responses to the 2023 questionnaire and the results of its review, our Board has affirmatively determined that all directors, other than Rod Little, are independent from management.
Director Nominations
The Corporate Governance Committee is responsible for recommending candidates for election to our Board of Directors, consistent with the requirements for membership set forth in our Corporate Governance Principles. Historically, when vacancies have occurred, or when our Board determined that increasing its size was appropriate, candidates have been recommended to the committee by other Board members or the chief executive officer, or the Board has engaged the services of a recruitment firm to assist with conducting a search. In evaluating potential director candidates, the Corporate Governance Committee considers, among other factors, the criteria in the Key Skills and Experience matrix for current directors and certain additional characteristics that it believes one or more directors should possess based on an assessment of the needs of the Board at that time. The priorities for recruiting new directors are continually evolving based on the Company’s strategic needs. It is important that the Board remains a strategic asset capable of overseeing and helping management address the risks, trends, and opportunities facing our Company now and in the future. The Corporate Governance Committee continues to plan for the future as it considers the skills and experience the Board will need upon anticipated director retirements and as our business continues to evolve.
The Corporate Governance Committee expects a high level of commitment from Board members and evaluates each candidate’s leadership and experience, skills, expertise and character traits, including the candidate’s ability to devote sufficient time to Board and committee meetings in light of other professional commitments. The committee also reviews whether a potential candidate meets Board and/or committee membership requirements, as set forth in our Corporate Governance Principles, determines whether a potential candidate is independent according to our Board’s established criteria, and evaluates the potential for a conflict of interest between the director and our Company.
Although our Company does not have a formal policy with respect to diversity matters, our Board considers factors such as diversity on the basis of race, color, national origin, gender, religion, disability and sexual orientation. The Corporate
| 2023 Proxy Statement	15

Governance Committee reviews its effectiveness in balancing these considerations when assessing our Board’s composition. The Corporate Governance Committee is also responsible for articulating and refining specific criteria for Board and committee membership to supplement, as appropriate, the more general criteria set forth in our Corporate Governance Principles. Currently, 67% of the HC&CC and Corporate Governance Committees, including the Chairs of the HC&CC and Corporate Governance Committee, are ethnically and/or gender diverse. Of the ten nominees for election to the Board at the 2024 Annual Meeting, 40% are ethnically and/or gender diverse.
In addition, the Board and the Corporate Governance Committee are committed to increasing the diversity of the Company’s board. The Board has set a target of at least 30% women directors by the end of calendar year 2024 for election to the Board at our 2025 Annual Meeting. We generally believe that a less formulaic approach to board composition, together with a rigorous search for qualified candidates based on the above qualifications and criteria, will best serve our needs. Our Board believes it is paramount to maintain flexibility in the nominating process in order to ensure that the most appropriate available candidates are selected as circumstances dictate and the needs of the Company evolve.
Under our bylaws, shareholders may also nominate candidates for election at an annual meeting of shareholders. See “Shareholder Proposals for the 2025 Annual Meeting” for details regarding the procedures and timing for the submission of such nominations. Director nominees submitted through this process will be eligible for election at the annual meeting but will not be included in our Company’s proxy materials prepared for the meeting.
Non-Employee Director Stock Ownership Guidelines
In order to help align the financial interests of our non-employee directors with those of our shareholders, our Corporate Governance Principles provide that our non-employee directors must maintain ownership of our common stock with a value of at least five times the director’s annual base retainer, excluding any supplemental amounts for the roles of chair and committee chair. New directors are given a period of five years to satisfy these requirements. If a director has not yet attained the applicable requirement, including, without limitation, a director’s stock ownership falls below the applicable requirement after attaining the applicable level of ownership solely due to a decline in the value of our common stock, such director may not sell any of our common stock. Such holding requirement does not apply until each director’s deadline for attaining the level of ownership has been reached. The Company recognizes that there may be instances when these guidelines would place an undue hardship on a non-management director. The Chairperson of the Corporate Governance Committee may, in their discretion, determine the appropriate hardship relief, if any, for non-compliance with our stock ownership guidelines, including but not limited to allowing individuals additional time to gain or regain compliance and suspending ownership or retention requirements in the event of extreme volatility in the Company’s common stock price. The Corporate Governance Committee may modify or amend the stock ownership guidelines in its discretion.
The Corporate Governance Committee reviews our non-employee director stock ownership guidelines and ownership levels each November to ensure compliance with the provisions of our Corporate Governance Principles. All directors are in compliance as of September 30, 2023.
For purposes of these determinations, stock ownership includes shares of our common stock which are owned directly or by family members residing with the director, or by family trusts, as well as vested and deferred restricted stock equivalents and unvested restricted stock equivalents, unless they are subject to achievement of performance targets, and common stock or stock equivalents credited to a director under our savings investment plan or our deferred compensation plan.
Communicating Concerns to our Board
We have established several means for shareholders or others to communicate their concerns to our Board. If the concern relates to our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the chair of our Audit Committee, in care of our Corporate Secretary at our headquarters address, 6 Research Drive, Shelton, Connecticut 06484 or via email to investor.relations@edgewell.com. If the concern relates to our governance practices, business ethics or corporate conduct, the concern may be submitted in writing to the chair of our Corporate Governance Committee, in care of our Corporate Secretary at our headquarters or email address. If the shareholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of our Corporate Secretary at our headquarters or email address.
Our “whistleblower” policy prohibits our Company or any of our employees from retaliating or taking any adverse action against anyone for raising a concern. If a shareholder or employee nonetheless prefers to raise his or her concern in a confidential or anonymous manner, he or she may call Navex Global’s EthicsPoint hotline, our external service provider, toll-free at 855-405-6557, or by leaving a message at our confidential web address: www.edgewell.ethicspoint.com.
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NON-EMPLOYEE DIRECTOR COMPENSATION
We provided several elements of compensation to our directors for service on our Board during fiscal 2023 as shown in the table below. The Corporate Governance Committee, which makes recommendations to the full Board regarding director compensation, strives to set director compensation at the 50th percentile of the peer group. This peer group, which can be found under “Executive Compensation—Compensation Discussion and Analysis—Compensation Benchmarking,” has been selected for purposes of evaluating our executive compensation based on market data provided by the committee’s independent consultant, Meridian Compensation Partners, LLC (“Meridian”). Following discussion and consultation with Meridian, the Board determined that there would be no modifications to the existing non-employee director compensation.
Elements of Non-Employee Director Compensation for Fiscal 2023
Compensation Elements	Compensation Amounts
Annual Retainer (1)	$100,000
Chair of the Board Annual Retainer	$115,000
Committee Chair Annual Retainer
Audit Committee	$20,000
Human Capital & Compensation Committee	$20,000
Corporate Governance Committee	$20,000
Annual Restricted Stock Equivalent Award (2)	$145,000
New Director Restricted Stock Equivalent Award (3)	$100,000
(1)
All non-employee directors receive an annual retainer for serving on our Board and its committees. Mr. Little receives no compensation for his service on our Board other than his compensation as the President and Chief Executive Officer of our Company.

(2)
All non-employee directors receive an annual restricted stock equivalent award under our 2018 Amended & Restated Stock Incentive Plan (“A&R 2018 Plan”) immediately following the annual meeting of shareholders. This award vests one day prior to the following year’s annual meeting. Directors have the option to defer the delivery of shares upon vesting of this award.

(3)	New non-employee directors that may be appointed or elected to our Board receive an initial restricted stock equivalent award. This award vests three years from the date of grant.
Non-employee directors are permitted to defer all or a portion of their retainers and fees under the terms of our deferred compensation plan. Deferrals may be made into (i) the Edgewell common stock unit fund, which tracks the value of our common stock; or (ii) the prime rate option, under which deferrals are credited with interest at the prime rate quoted by The Wall Street Journal. Deferrals in the deferred compensation plan are paid out in a lump sum in cash within 60 days following the director’s termination of service on the Board.
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NON-EMPLOYEE DIRECTOR COMPENSATION FOR FISCAL 2023
Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation (3) (4)	Total
Robert W. Black	$100,000	$145,000	$2,025	$247,025
George R. Corbin	$100,000	$145,000	$0	$245,000
Carla C. Hendra	$50,000	$195,000	$2,025	$247,025
John C. Hunter, III	$215,000	$145,000	$0	$360,000
James C. Johnson	$120,000	$145,000	$0	$265,000
Joseph D. O’Leary	$100,000	$145,000	$2,025	$247,025
Rakesh Sachdev	$120,000	$145,000	$0	$265,000
Swan Sit	$100,000	$145,000	$7,457	$252,457
Gary K. Waring	$120,000	$145,000	$810	$265,810
(1)	This column reflects retainers earned during fiscal 2023.
(2)
This column reflects the aggregate grant date fair value, in accordance with FASB, ASC Section 718, of the RSE awards granted on February 3, 2023 under our A&R 2018 Plan as described in the narrative above. Refer to “Note 13. Share-Based Payments” of the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 for further discussion. The number of unvested RSEs held by our directors as of September 30, 2023, was as follows: Messrs. Black, Corbin, Hunter, Johnson, O’Leary, Sachdev, and Waring and Ms. Sit, 3,318; and Ms. Hendra, 4,542 (3,318 plus 651 granted on 1/3/2023 and 573 granted on 4/3/2023, respectively, using her quarterly cash retainer. The number of vested RSEs deferred until retirement from our Board held by our directors as of September 30, 2023, was as follows: Mr. Black, 3,944; Mr. Corbin, 3,375; Ms. Hendra, 6,731; Mr. Hunter, 19,391; Mr. Johnson, 22,907; Mr. O’Leary, 3,156; Mr. Sachdev, 21,005; Ms. Sit, 0; and Mr. Waring, 15,764.

(3)	The following items are not included within the above disclosure of director compensation:
(i)
The directors are covered under the terms of our general directors’ and officers’ liability insurance policies, the premiums for which are a general expense of our Company. We do not obtain a specific policy for each director or for the directors as a group.

(ii)	We provide transportation and lodging for out-of-town directors attending Board and committee meetings.
(iii)	The non-employee directors may be provided from time to time with samples of our products with an incremental cost of less than $50.
(4)
This column reflects dividends payable to the non-employee directors for vested accrued restricted stock equivalents: Messrs. Black, O’Leary and Ms. Hendra, $2,025; for Ms. Sit, $7,457; and for Mr. Waring, $810.

18	| 2023 Proxy Statement

FY 2023 Performance Highlights
Returned $107 million to shareholders in the form of $75 million in share repurchases and $32 million of dividends in the full fiscal year

Our Right to Win portfolio grew almost 11%, fueled by 12% growth in Sun Care, driven by both international and North America markets, while our Grooming brands grew just over 9% for the year. Our Right to Play portfolio delivered its third consecutive year of organic growth, growing about 2%

From a geographic perspective, organic net sales increased in North America by 3%, primarily driven by increased price, as volumes declined, while international markets increased by over 6%, driven by both volume and price gains

Wet Shave segment profit increased $9.3 million, or 5.3%, primarily driven by growth in international markets

Partnered with esteemed Afro-Latina Visual Artist and Author, Reyna Noriega, to unveil a Schick® Intuition® Sensitive Care® limited-edition razor, underscoring Schick® Intuition®’s ongoing dedication to inclusivity and effortless self-care, catering to the unique needs of their consumer

Our Wilkinson Sword Quattro Essential 4 Sensitive razor which launched in Europe in 2023 — with a razor blade designed to last up to 15 shaves and made with over 70% upcycled steel and a razor handle made with 60% recycled plastic

We continue to make substantive progress towards the ambitious 2030 sustainability goals we set out in our 2022 Sustainability Report, published in June 2023. Fiscal year 2023 saw us take action to further simplify our operations, optimize logistics, regionalize production, reduce waste, conserve water and source in ethical and responsible ways

Recently launched in the U.S., our WET ONES plant-based antibacterial hand wipes are made with soft, plant-derived fiber

Sun and Skin Care net sales for fiscal 2023 was $705.5 million, an increase of $67.0 million, or 10.5%. Organic net sales in international markets increased 29.9% and North America markets increased 5.8%. Sun and Skin Care segment profit for fiscal 2023 was $137.4 million, an increase of $28.6 million, or 26.3%

Feminine Care net sales for fiscal 2023 was $315.2 million, an increase of $24.5 million, or 8.4%. Feminine Care segment profit for fiscal 2023 was $49.7 million, an increase of $18.2 million, or 57.8%

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Our Purpose and Values
Make useful things joyful—this is our purpose, our north star that guides everything we do. We infuse joy into our daily interactions, and we create products that are functional and bring happiness to people. Our values are core to our purpose and inspire our collaborations with teammates, our partnerships with customers, and our connection to consumers. As we innovate for the future, these values are the beacon that keep us on course. They aren’t just words on a page, we live them. They define our expectations—of our products, our company, and ourselves.

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Never. Stop. Caring.
At Edgewell, sustainability means constantly evolving and having a meaningful impact on society and our environment. It means always moving forward, becoming a progressively sustainable company. We are committed to building brands that care for people and our planet by actively integrating sustainability into our product design, supporting the path toward a circular economy and reducing plastic waste where possible. We believe in assessing our key priority areas to ensure they remain relevant to our business today, defining our priority areas by where we believe we can have the greatest impact – as well as the areas that might most meaningfully impact our business. In furtherance of our Sustainable Care 2030 goals, we are committed to:
•
Ingredient Stewardship and Transparency. Continuing to ensure the ingredients we use meet our high standards and improving our fragrance transparency. Sustainability is a key focus in our innovation and research and development efforts. It shapes our thought processes and informs choices across our portfolio – including how we identify and evaluate materials and ingredients. We expect the same of our suppliers and work closely with them to make sustainability a shared objective.

•
Sustainable Products and Packaging. Developing products and packaging to be more sustainable and in support of the circular economy by using more recycled, renewable and recyclable materials, minimizing material usage and reducing waste. A key business enabler, sustainability is ingrained in virtually every new product brief, guiding and shaping how we design. We are developing a more circular mindset, striving to embed circular economy principles in our products and packaging. This extends to our material and ingredient selection. We focus on several areas to enhance the sustainability credentials of what we create, including:

•	Alternative/renewable/recycled materials
•	Natural/clean ingredients
•	Sustainably sourced materials & ingredients
•
Positive Brand Impact. Actively using our “hero” brands as a force for good to have a positive impact on society and our environment. We put consumers and customers at the heart of our brands, recognizing their increasing interest in inclusive products that support wellbeing while creating less waste and a smaller environmental footprint. It’s a sustainability ambition we share as we design with product life cycle, quality, cost and material considerations in mind.

At Edgewell, we know sustainability starts at the top. Our efforts are managed at the highest company levels and discussed by our full Board and its Committees.
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Our Board of Directors and its Committees have oversight of our environmental, social and governance (ESG) policies and practices, including how we manage climate impacts, human rights and human capital-related risks. Our full Board oversees our sustainability priorities and goals and DEI (Diversity, Equity & Inclusion). Our Corporate Governance Committee oversees our response to climate change, ongoing efforts in ethical and responsible sourcing and the embedding of human rights policies in our supply chain and global operations. Our Audit Committee has responsibility for new and proposed ESG disclosure and diligence laws and regulations, including Company plans for compliance, and the continued oversight of ESG metrics and related information in financial and regulatory filings, including appropriate controls and procedures. Finally, in 2022 our Compensation Committee was renamed as the “Human Capital and Compensation Committee,” reflecting our continued commitment to evaluate the Company’s needs in terms of labor and skills to fulfill future staffing needs, ensure employees contribute to the organization through continuous feedback, goal setting and performance review, workplace safety, and teammate health and well-being.
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Our Global Leadership Team (GLT), led by our CEO, governs and shapes ESG policies, goals and initiatives and is regularly briefed by our Vice President of Global Sustainability, who is also a GLT member. The GLT plays a key role in embedding and driving our Sustainable Care 2030 priorities in their respective business areas as well as reviewing our annual sustainability report.
We understand that we are not alone on our sustainability journey. Understanding the issues that matter to our stakeholders is central to our sustainability approach. We work together with internal experts and external consultants, conducting extensive research to determine and prioritize our focus areas, identifying the areas where Edgewell could have the greatest impact – and those that might most meaningfully impact our business. Edgewell selects and engages with a wide range of stakeholders based on their ability to assist us in anticipating ESG risks and opportunities. This helps us to better understand the needs of our consumers and our people, participate in evolving ESG conversations and more. Our key stakeholders and our engagement methods include:

In June 2023, we issued our 2022 Sustainability Report (www.edgewell.com), which reflected strong progress to date against our Sustainable Care 2030 strategy and commitments, including priority areas like sustainable products and packaging, innovating with alternative materials, ingredient stewardship and transparency and ethical and responsible sourcing. We also set increasingly ambitious targets as part of our Sustainable Care 2030 strategy.
Over the past year we’ve built on our successes and made the following accomplishments in support of our goals:
•	Continued to make steady progress toward our 2030 packaging sustainability goals across its brand portfolio (based on FY19 baseline)
•	100% of palm oil used in products is certified sustainable either directly sourced or through credits
•	45% of our manufacturing facilities hold zero waste-to-landfill status
•	Reduced operational waste by 22% from FY19 baseline, exceeding our goal ahead of schedule
•	14% reduction in GHG emissions (scope 1 and 2) from FY19 baseline
•	Achieved 0.48 world-class injury rate, Edgewell's safest year on record
•	73,000+ teammate recognition moments since 2021 through our InspireJOY platform
•	29 of our global facilities implemented teammate wellness programs
In recognition of our continuous performance improvement and increased transparency across several key sustainability areas, for the fifth consecutive year Edgewell was named to “America’s Most Responsible Companies” list for 2024 by Newsweek, moving up 18 spots to #19 of 600 total companies and #3 among 48 peer consumer goods companies. Our continued recognition on this list is a testament to our teammates' hard work and dedication to helping advance the Company’s ESG performance.
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AUDIT COMMITTEE REPORT

The Audit Committee of Edgewell’s Board of Directors assists the Board in its oversight of corporate governance by overseeing the quality and integrity of Edgewell’s accounting, auditing, and reporting practices. The Audit Committee operates in accordance with a written charter, which was adopted by the Board. A copy of that charter is available at Edgewell’s Investor Relations site, http://ir.edgewell.com/, under “Corporate Governance.” The Audit Committee consists entirely of non-employee directors that are independent, as required by the listing standards of the NYSE and the rules and regulations of the SEC. Further, the Board has determined that Mr. Waring is an audit committee financial expert, as defined by SEC guidelines.

Management is responsible for the Company’s internal controls and the financial reporting process. Edgewell’s independent accountants, PwC, are responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with the standards established by the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and issuing a report thereon. The committee’s responsibility is to monitor and oversee these processes on behalf of the Board.

The Audit Committee has oversight responsibilities for reviewing the services performed by PwC and retains sole authority to select, evaluate and replace the outside auditors. The Audit Committee is responsible for approval of the proposed audit fees and annually evaluates the qualifications, performance and independence of PwC and its lead audit partner. Further, in conjunction with the mandated rotation of the independent auditor’s lead audit partner, the Audit Committee is directly involved in the selection of the new lead audit partner.

The Audit Committee has received the written disclosures from PwC required by the applicable standards of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed the independence of PwC with members of that firm. In doing so, the committee considered whether the non-audit services provided by PwC were compatible with its independence. The committee concluded that the independent auditors’ independence has not been impaired. The Audit Committee selected PwC as the Company’s independent registered public accountants for fiscal year 2024, subject to shareholder ratification. PwC has served as the Company’s independent registered public accounting firm since 1999, and fiscal year 2023 is the third year for the current lead partner who will rotate off after completion of the fiscal year 2025 audit. The Audit Committee considered several factors in selecting PwC, including the firm’s independence and internal quality controls, the overall depth of talent, their experience with the Company’s industry, their familiarity with the Company’s business and internal control over financial reporting, as well as an evaluation of their past performance and the potential impact of changing independent auditors.

In fulfilling its oversight responsibilities, the Audit Committee meets regularly with management, internal audit and PwC to discuss, prior to their release to the public, the Company’s financial statements and earnings releases and, as appropriate, other Company public communications containing Company financial information or performance measures. The Audit Committee’s meetings with the Company’s internal auditors and the independent registered public accounting firm, which are both with and without management present, include discussions about the results of their examinations and evaluations of the quality of the Company’s financial statements and the Company’s internal control over financial reporting.

The Audit Committee has reviewed with management the Company’s audited financial statements included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2023. This review included a discussion of the quality and the acceptability of the Company’s financial reporting and system of internal controls, including the clarity of disclosures in the financial statements, reasonableness of significant accruals, reserves and allowances, critical accounting policies and estimates, and risk assessment. With respect to the Company’s audited financial statements for the fiscal year ended September 30, 2023, management of the Company has represented to the committee that the financial statements were prepared in accordance with generally accepted accounting principles.

In addition, the Audit Committee reviewed and discussed with the Company’s independent registered public accounting firm the scope and plans for their audit, the audited financial statements of the Company for the fiscal year ended September 30, 2023, the independent registered public accounting firm’s judgments as to the quality and acceptability of the Company’s financial reporting, PwC’s discussion about critical audit matters in its report on the audited financial statements for the fiscal year ended September 30, 2023, the Company’s critical accounting policies and estimates, the effectiveness of the Company’s internal control over financial reporting and such other matters as are required to be discussed by the applicable requirements of the PCAOB and SEC.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements for the fiscal year ended September 30, 2023 be included in the Company’s Annual Report on Form 10-K for that year for filing with the SEC.

Respectfully submitted, Gary K. Waring, Chair Robert W. Black George R. Corbin John C. Hunter, III Joseph D. O’Leary

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”), the Securities Exchange Act of 1934 (the “Exchange Act”), or through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

24	| 2023 Proxy Statement

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS
CD&A TABLE OF CONTENTS
| 2023 Proxy Statement	25

Composition of our NEOs in Fiscal 2023
The following narratives and tables discuss the compensation paid in fiscal 2023 to our CEO, CFO, and our other three most highly compensated executive officers serving at the end of fiscal 2023, whom we refer to collectively as our “named executive officers.” This year’s NEOs are shown below:
NEO	Role
Rod R. Little	President and Chief Executive Officer since March 2019
Daniel J. Sullivan	Chief Financial Officer since April 2019
Eric F. O’Toole	President, North America since May 2020
John N. Hill	Chief Human Resources Officer since August 2018
Paul R. Hibbert	Chief Supply Chain Officer since June 2020
Fiscal Year 2023 Highlights:
Continued Growth
For the third consecutive year, we grew mid-single-digit organic net sales, growing 4.3% and again outpacing our long-term algorithm. Our Right to Win portfolio grew almost 11%, fueled by 12% growth in Sun Care, driven by both international and North America markets, while our Grooming brands grew just over 9% for the year. Our Right to Play portfolio delivered its third consecutive year of organic growth, growing about 2%. From a geographic perspective, organic net sales increased in North America by 3%, while international markets increased by over 6%. Amidst a challenging macro environment, we again focused on controlling the controllables, further driving costs out of the business, executing with precision, and investing with discipline, all of which underpinned constant currency adjusted earnings per share and adjusted EBITDA growth of 14% and 9%, respectively. Finally, we generated about $170 million in Free Cash Flow, enabling continued investment in the business, support of our capital allocation strategy, and meaningful debt repayment.
Growth Strategy 2020
Since the initiation of our growth strategy in November 2020, our business has delivered consistent, structural top line growth, fueled by a stronger portfolio of brands, and underpinned by the strides we have made across brand building, product innovation, retail execution and e-commerce activation. Over that same 3-year time horizon, organic net sales growth has been driven by a healthy combination of growth from both volume and price, underpinned by better brand building and improved shelf positioning. Importantly, the composition of our growth has been consistent with our long-term profile, as we realize the important portfolio shift towards higher-growth categories. Our Right to Win businesses, which include Sun Care, Grooming and Skin Care, have increased organic net sales by double digits on a 3-year CAGR, with those businesses now approaching a third of total Company sales, compared to just 25% of sales, when we launched the strategy. And we’ve also made good progress with our Right to Play portfolio, taking a historically declining subset of our business in shave and femcare, and delivering organic net sales growth of over 1% on a 3-year CAGR.
These results, and the progress we’ve made since outlining our longer-term vision and growth goals in 2020, demonstrate that our strategy is working. And though our transformation is not complete, we believe we are firmly on the right trajectory and have confidence that we can continue to drive sustained growth and lasting value creation.
Returning Capital
We have always maintained a disciplined, multi-dimensional approach to capital allocation, and while we will continue to prioritize investing in the sustained growth of our business, we remain equally focused on providing strong returns to our shareholders. In fiscal 2023 we continued to put our healthy excess cash to work, paying $32 million in dividends to our shareholders.
In addition, with our strong liquidity and credit position and outlook for continued healthy free cash flow generation, we implemented a more systemic approach to share repurchases to complement the dividend. In fiscal 2023, we returned $75 million to our shareholders through share repurchases.
26	| 2023 Proxy Statement

People First
Being a people first organization is something we take seriously. We know that a strong culture, rooted in people who enjoy being a part of our organization, sets up every other aspect of the business for success. This focus on people fuels joy in our day-to-day interactions and drives the momentum of our progress. Over the past year we have continued to find new ways to embed our Purpose, Values and Behaviors (PVB) into every aspect of how we relate to one another. We are proud to have met our diversity, equity and inclusion (DEI) goals and continue to bring the organization along on our DEI journey. We have fully embraced hybrid work, found meaningful ways to support our front-line workers and achieved our safest year on record. As active members of our local and global communities, we continue to make a meaningful difference through philanthropic giving and volunteering.
Listen Up and Speak Up is one of our core Values, so we also believe in fostering a listening culture where everyone can feel free to share their point of view. Periodic “pulse” surveys enable us to check in with teammates quickly and efficiently on a wide variety of topics. This helps us respond swiftly to concerns and feedback, adjust or change course as required and remove processes that do not add value. During our 2023 Global Teammate Experience Survey, 90% of our teammates participated, with 76% of teammates rating their overall experiences positively, 83% of teammates reporting that they are satisfied at Edgewell and 76% of teammates reporting that they are proud to work at Edgewell.
One way we live our values is by encouraging a culture of recognition. Our InspireJOY program enables teammates to share and celebrate one another’s work and successes tied to Edgewell’s core values. Teammates may be rewarded with a simple “thank you,” redeemable points or a cash award. Since launching this program in 2021, we have seen more than 73,000 recognition moments among our teammates, with Own It Together being the most-recognized value, accounting for 55% of all award nominations.
Three years ago, our then-new leadership team set out to better align Edgewell’s culture with its new business strategy. Central to that effort was our PVB, which provided direction for all that we did going forward. Today, Edgewell is a different company — one that is more united, accessible and collaborative, and one that is transforming our business strategy into business performance on a daily basis.
How Pay Was Tied to our Company’s Performance in Fiscal Year 2023
Our fiscal year 2023 results and compensation decisions continue to illustrate application of our pay-for-performance philosophy, with pay being driven by performance in the following ways:
•
Fiscal Year 2023 Base Salary. In November 2022, the HC&CC increased base salaries for the existing named executive officers for fiscal 2023 to ensure that compensation remains competitive with comparable positions at companies considered to be our peers, while continuing to emphasize pay-for-performance.

•	Fiscal Year 2023 Annual Incentive Payout. For the fiscal 2023 Executive Officer Bonus Program, the combined weighted payout for the NEOs was 126% of the target amount.
•
Fiscal Year 2023 Long-Term Incentive Payout. The performance metrics for our fiscal year 2020 Long-Term Incentive award was relative total shareholder return (TSR). The total payout for these PRSEs was 200% of target.

See Appendix A for reconciliation and other information about these non-GAAP financial measures.
Principles of the Edgewell Compensation Program
We believe one of the most important factors to the long-term success of Edgewell depends on the talents of our executive officers and the alignment of their compensation with the interests of the Company and our shareholders. Our ability to attract, retain, and motivate our executive officers is influenced in large part by our compensation program. Annually, we review various aspects of our compensation program to ensure that it remains aligned with our business strategy and the above-referenced goals. The guiding principles of our compensation program include:
•	A “pay-for-performance” culture, which drives achievement of Company-wide performance criteria during one- and three-year performance periods and, ultimately, shareholder value;
•	We incentivize sustained company performance as measured by operating results and total shareholder return;
•
Alignment of our executive officer’s interests with those of our shareholders by linking a significant portion of total compensation to shareholder value creation, with our executive leadership’s performance outcome tied to our stock performance benchmarked against a selected peer group; and

•	We discourage behavior that could lead to unnecessary or excessive risk-taking by providing a balance of fixed and at-risk pay, with short-term and long-term performance horizons.
| 2023 Proxy Statement	27

We believe the design and implementation of our compensation program is effective in furthering our goal of becoming a best-in-class, next-generation CPG company. Discussed below are the principles that underlie our compensation philosophy.
1	Pay-for-Performance
The primary goal of our compensation program is to instill a “pay-for-performance” culture throughout our organization, with a significant portion of targeted compensation for our NEOs dependent upon achievement of performance goals and forfeited if goals are not achieved. Our compensation program is designed to motivate these leaders through incentive awards that are tied to key strategic objectives and operating results and execution of significant initiatives. We believe this compensation structure offers high potential rewards for superior performance, and significantly lower compensation for results below target.

CEO Target Pay Mix

11% Base Salary
14% Bonus Target
15% RSEs
89% Variable Pay
12% Options
48% PRSEs
Total Compensation
$10,036M

Other NEO Target Pay Mix

27% Base Salary
19% Bonus Target
73% Variable Pay
13% RSEs
9% Options
32% PRSEs
Total Compensation
$8,472M

2	Competitive Total Compensation Packages
We strive to attract and retain diverse and strong executive leaders, which we view as critical to the ongoing success of our operations. We target total compensation packages within a range of the 50th percentile of our compensation peer group in order to retain key executives and remain competitive in attracting new employees.
Our executive compensation program also includes features to address other compensation-related issues such as retirement concerns, which we believe have played an important role in our executive compensation structure.
3	Alignment with Shareholder Interests
In order to align the compensation received by our executives with the returns received by our shareholders, a substantial portion of the NEOs’ total compensation has historically been in the form of performance-based and time-based vesting of restricted stock equivalents and stock options. Our incentive compensation program focuses on a combination of short- and long-term metrics which motivate the achievement of our Company’s performance targets. We further align the interests of our executive officers and shareholders through our use of stock ownership guidelines and prohibitions on hedging or pledging as collateral of Edgewell common stock.
28	| 2023 Proxy Statement

Compensation Policies and Governance Practices
As part of its responsibilities, the Human Capital and Compensation Committee of our Board (the “HC&CC”) reviews annually our Company’s compensation policies and practices for all employees, including executive officers, to determine whether, in its judgment, our compensation programs encourage risk-taking reasonably likely to have a material adverse effect on our Company. In particular, there are several design features of those programs that the HC&CC believes reduces the likelihood of excessive risk-taking:

| 2023 Proxy Statement	29

How We Make Compensation Decisions

Compensation Benchmarking
Meridian, with direction from the HC&CC, develops a custom peer group of companies against which the HC&CC benchmarks our compensation program. Following a thorough review, the HC&CC determined that we would continue with the same peer group as the prior year. Peer companies are selected based on a variety of criteria, including consumer products businesses, businesses with a strong brand focus, competitors for executive talent, and similarly sized businesses in terms of revenues and market capitalization. At the time of the approval, the Company ranked at 41%, 38% and 51% on revenue, market cap and EBITDA, respectively, placing us near the median of our peer group on each of these quantitative categories. Each key component of compensation, including base salary, target annual bonus, target total cash compensation and target grant date value of long-term incentives, is benchmarked against this custom peer group.
The custom peer group of 18 companies approved by the HC&CC for fiscal 2023 is comprised of the following companies:
⯀ Church & Dwight Co., Inc.	⯀ McCormick & Company, Incorporated	⯀ Sleep Number Corporation
⯀ Energizer Holdings, Inc.	⯀ Nu Skin Enterprises, Inc.	⯀ Spectrum Brands Holdings, Inc.
⯀ Fossil Group, Inc.	⯀ Oxford Industries, Inc.	⯀ The Clorox Company
⯀ HanesBrands Inc.	⯀ Post Holdings, Inc.	⯀ The Hain Celestial Group, Inc.
⯀ Hasbro, Inc.	⯀ Prestige Brands Holdings, Inc.	⯀ Tupperware Brands Corporation
⯀ Helen of Troy Limited	⯀ Revlon Inc.	⯀ USANA Health Sciences
Results of 2023 Advisory Vote to Approve Executive Compensation
Over the long term, shareholders have expressed strong support for our executive compensation program design and its demonstrated linkage of pay-for-performance. Our 2023 Say-on-Pay proposal received support from approximately 84% of shareholder votes cast, reflecting our continued engagement with shareholders and stakeholders to help the Board and management continue to refine our executive compensation program to reflect evolving best practices in the CPG industry and for public companies more generally. The HC&CC recognizes that enhancing the compensation program is critical for ensuring the continued alignment of management and our shareholders’ interests.
30	| 2023 Proxy Statement

Summary of Key Elements of Executive Compensation in Fiscal 2023
Principal Components of Named Executive Officer Compensation
Performance Measures Driving 2023 Compensation
Short-Term Incentive Plan
Adjusted EBITDA	Adjusted Net Sales	Strategic Priorities Achieved
$340.0M	$2,199.0M	2
Target of $320.0M	Target of $2,190.0M	Target of 4
Long-Term Incentive Plan
Relative TSR (Quarterly Average)
87%
Target of 50%
Elements of Compensation
The key elements of our fiscal 2023 executive compensation program as well as the purpose of each item are shown in the following table:

| 2023 Proxy Statement	31

Base Salary. We benchmark base salary against our peer group annually as a guide to setting compensation for key positions, including the Named Executive Officers, in the context of prevailing market practices.
At the beginning of each fiscal year, the HC&CC establishes the salaries of the executive officers (other than our CEO) based on several factors, including peer group data, the executive’s performance and potential, retention considerations, and the recommendations of our CEO. These recommendations are based on, among other factors, an assessment of the individual’s responsibilities, experience, and individual performance.
The salary of our CEO is set by the Board, based upon the recommendation of the HC&CC, taking into account the recommendation of the Board’s compensation consultant. In connection with those reviews, Meridian, without input from management, provides the HC&CC with a market competitive range of possible salary, bonus and long-term incentive award levels. The HC&CC uses this information, along with its analysis of the performance and contributions of our CEO against performance goals, to recommend to our Board an appropriate salary for our CEO.
The HC&CC evaluated the annual base salaries of the individuals then serving as executive officers at its November 2022 meeting and set the base salaries of the following NEOs:
Name	2022 ($)	Increase ($ / %)	Effective November 2, 2022 ($)
Mr. Little	$1,050,000	$50,000(4.8%)	$1,100,000
Mr. Sullivan	$730,000	$20,000(2.7%)	$750,000
Mr. O’Toole	$520,000	$80,000 (15.3%)	$600,000
Mr. Hill	$445,000	$20,000(4.5%)	$465,000
Mr. Hibbert	$445,000	$20,000(4.5%)	$465,000
Short-Term Incentive Program—Annual Cash Bonus
Executive Officer Bonus Program
Annual cash bonuses to our NEOs are based on a percentage of the executive’s annual salary and adjusted based on performance as compared to metrics determined by the HC&CC. The annual bonus program for fiscal 2023 for those serving as executive officers at the start of fiscal 2023 (the “Executive Officer Bonus Program”) was designed to measure Company-wide performance against three metrics:
•	Adjusted EBITDA (40% of the bonus target);
•	Adjusted Net Sales (40% of the bonus target); and
•	Strategic Priorities (20% of the bonus target),
The metrics and targets for the Executive Officer Bonus Program were chosen based on fulfilling our Company’s business plan for fiscal 2023 and to ensure alignment with shareholder interests. We chose Adjusted EBITDA to emphasize profit growth and the Adjusted Net Sales metric to emphasize top line growth. We replaced Working Capital as a Percentage of Net Sales with Strategic Priorities in order to emphasize a tight alignment by our executives around a clear set of enterprise priorities that have a meaningful impact on the business.
The performance goals for each metric were set by the HC&CC at the beginning of the fiscal year. The HC&CC assigned individual bonus targets to each of the executive officers, based upon individual performance and peer group market data provided by Meridian. The following bonus targets, defined as a percentage of the individual’s base salary for the term of the bonus program, were assigned to the following individuals at the HC&CC’s November 2022 meeting:
Name	Bonus Target as a Percentage of Base Salary
Mr. Little	125%
Mr. Sullivan	75%
Mr. O’Toole	75%
Mr. Hill	65%
Mr. Hibbert	65%
32	| 2023 Proxy Statement

Our NEOs are eligible to receive bonus payouts under the Executive Officer Bonus Program, if any, upon achievement of results compared against pre-determined Company performance targets established by the HC&CC.
For the Executive Officer Bonus Program for fiscal 2023, the combined weighted payout for these named executive officers was 125.6% of the target amount, based on outcomes under the following three performance metrics:
	% of Bonus	Performance Range				Award Percentage Payout
		Threshold	Target	Stretch	FY23 Actual Performance Achievement
Adjusted EBITDA	40%	$306 million (95% of target performance)	$320 million	$352 million (110% of target performance)	$340 million (106.2% of target performance)	177%
Adjusted Net Sales	40%	$2,091 million (95% of target performance)	$2,190 million	$2,409 million (110% of target performance)	$2,199 million (100.4% of target performance)	112%
	% of Bonus	Performance Range
		Priority	Weighting	FY23 Actual Performance Achievement	Award Percentage Payout
Strategic Priorities	20%	Global Teammate Engagement/Experience Survey Results	25%	100%	50%
		Working Capital % of Net Sales	25%	0%
		Billie Integration	25%	100%
		Integrated Business Planning (IBP)	25%	0%
TOTAL	100%	125.6% of Target
Bonus payouts increase relative to final results between the goals indicated with maximum bonus at stretch. No bonuses are paid for results below the threshold goal. The threshold for Adjusted EBITDA and Adjusted Net Sales is 50%. The maximum payout for the financial goals (Adjusted EBITDA and Adjusted Net Sales) is 225% and the maximum payout for strategic priorities is 100%. Thus, the total bonus payout is capped at 200% for Company performance at, or above, the stretch goal.
The Company uses non-GAAP information internally to make operating decisions and believes it is helpful to investors because it allows more meaningful period-to-period comparisons of ongoing operating results. The information can also be used to perform analysis and to better identify operating trends that may otherwise be masked or distorted by the types of items that are excluded.
The Company utilizes “adjusted” non-GAAP measures including gross profit, SG&A, operating income, income taxes, net earnings, diluted earnings per share, and EBITDA to make internal operating decisions. The following items are excluded when analyzing non-GAAP measures: restructuring and related costs, acquisition and integration costs, Sun Care reformulation costs, VAT settlement costs, loss on defined benefit settlement, stock keeping unit (“SKU”) rationalization charges, income from resolution of legal matters and, at times, management excludes other costs and income.
Adjusted EBITDA
Adjusted EBITDA means our Company’s EBITDA determined in accordance with U.S. generally accepted accounting principles (“GAAP”), subject to adjustment for certain limited matters, including the effects of acquisitions, divestitures, extraordinary transactions such as mergers or spin-offs, reorganizations, unusual or non-recurring non-cash accounting impacts, and costs associated with restructurings.
The HC&CC determined that, for purposes of the plan, Adjusted EBITDA for the period was $340 million, resulting in awards payable under the plan at 177% of target with respect to this performance metric.
| 2023 Proxy Statement	33

Adjusted Net Sales
Adjusted Net Sales means net sales, as determined in accordance with GAAP, adjusted to account for the impact of changes in foreign currency, the impact of acquisitions and divestitures, extraordinary transactions such as mergers or spin-offs, reorganizations, and unusual or non-recurring non-cash accounting impacts, and costs associated with restructurings.
The HC&CC determined Adjusted Net Sales for the period was $2,199 million, resulting in awards payable under the plan at 112% of target with respect to this performance metric.
Strategic Priorities
Strategic Priorities are a set of four enterprise-wide strategic objectives designed to promote a “one team mindset” by aligning the Company’s executive officers around a clear set of enterprise priorities and critical shared goals. Payouts for the strategic objectives are capped at 100% of target with each objective weighted 25%. The HC&CC determined that the Company had achieved 50% of the Strategic Priorities for the performance period, resulting in awards payable under the plan at 50% of target with respect to this performance metric.
See “Executive Compensation – Summary Compensation Table” for the payouts under the Executive Bonus Program for fiscal 2023 for each of the NEOs. See “Appendix A – Reconciliation of Non-GAAP Financial Measures” for a reconciliation of the non-GAAP financial measures used herein to their most directly comparable GAAP measures.
Historical Pay-for-Performance Table
In keeping with the Company’s policy of pay-for-performance, the following table sets forth the bonus target percentages approved for each NEO for the prior three years along with the potential bonus amount and the actual bonus paid.
Name and Principal Position	Year	Salary	Bonus Target Percentage	Bonus Available at Target	Bonus Paid
Rod R. Little President and Chief Executive Officer	2023	$1,100,000	125%	$1,375,000	$1,727,440
	2022	$1,050,000	115%	$1,312,500	$1,017,923
	2021	$1,000,000	115%	$1,150,000	$1,264,080
Daniel J. Sullivan Chief Financial Officer	2023	$750,000	75%	$562,500	$706,680
	2022	$730,000	75%	$547,500	$424,619
	2021	$710,000	70%	$497,000	$546,303
Eric F. O’Toole President, North America	2023	$600,000	75%	$450,000	$565,344
	2022	$520,000	70%	$364,000	$282,304
	2021	$500,000	60%	$300,000	$329,760
John N. Hill Chief Human Resources Officer	2023	$465,000	65%	$302,250	$379,723
	2022	$445,000	60%	$267,000	$207,075
Paul R. Hibbert Chief Supply Chain Officer	2023	$465,000	65%	$302,250	$379,723
	2022	$445,000	60%	$267,000	$207,075
34	| 2023 Proxy Statement

Long-Term Incentive Program—Equity Awards (Restricted Stock Equivalents and Options)
Our A&R 2018 Plan authorizes the HC&CC, to grant various types of equity awards. Under the A&R 2018 Plan, the HC&CC granted to key executives RSE awards, consisting of PRSEs and time-vesting awards. PRSE awards are tied to both achievement of Company performance targets over a set time period (typically three years) and continued employment with our Company over the same period as conditions to vesting of the awards. Time-vesting RSE awards are tied solely to continued employment with our Company over a set time period as the condition to vesting of the awards. The HC&CC also granted to key executives’ stock option awards under the A&R 2018 Plan, tied to continued employment with our Company over a set time period as the condition to vesting of the awards. All awards granted during fiscal 2023 were issued under our A&R 2018 Plan as the 2nd A&R 2018 Plan was not yet approved by shareholders.

Represents the fiscal year end that the performance award will vest subject to meeting the performance criteria.
Timing and Procedures for Grants
Other than in exceptional cases, such as promotions or new hires, long-term incentive awards are generally granted in the first quarter of the fiscal year (October through December), at the time when salary levels and short-term incentive programs for the new fiscal year are determined.
Our CEO recommends to the HC&CC the number and type of RSEs and stock options to be awarded to each NEO (other than our CEO). The HC&CC considers the equity awards for executive officers based in part upon benchmarked data from our peer group provided by Meridian valued on the date of grant, as well as other factors, such as the officers’ individual performance, current dilution rates, and the market run-rate for equity grants among the peer group. With respect to awards to our CEO, Meridian, without input from our CEO or other members of management, provides a market competitive range of potential awards to the HC&CC. However, the HC&CC considers alternatives outside the range and determines the award to recommend to our Board considering the competitive posture, performance of our Company, returns to shareholders, and experience and effectiveness of our CEO’s leadership, as well as the input from Meridian.
The RSE awards are stock-settled at the time of vesting when they convert into unrestricted shares of our common stock. PRSE awards are earned based on the level of performance over the vesting period against pre-established goals. Upon vesting, stock option awards become exercisable for the purchase of shares of our common stock at a price per share established at the time of grant, so that the option will have no financial value unless the price of our common stock appreciates following the date of grant. The value of all our equity awards fluctuate based on performance of our Company’s common stock over time. This combination of financial performance and stock price performance enhances alignment with our shareholders.
Restricted Stock Equivalent Award Grants during Fiscal 2023
The HC&CC approved the grant of both performance-based and time-vesting RSE awards to the NEOs in November 2022. The number and type of RSE awards granted to each NEO is shown in the “Grants of Plan-Based Awards” table.
For the PRSEs granted in November 2022, we used a three-year relative TSR metric, benchmarked against the following select group of peer companies to provide a relative performance metric and tie our executive leadership’s performance outcome to our stock performance.
| 2023 Proxy Statement	35

⯀ Andersons, Inc.	⯀ Fresh Del Monte Produce, Inc.	⯀ Post Holdings, Inc.
⯀ B&G Foods, Inc.	⯀ Grocery Outlet Holding Corp.	⯀ Prestige Consumer Healthcare, Inc.
⯀ BellRing Brands, Inc.	⯀ Hain Celestial Group, Inc.	⯀ PriceSmart, Inc.
⯀ BJ’s Wholesale Club Holdings, Inc.	⯀ HanesBrands Inc.	⯀ Revlon, Inc.
⯀ Boston Beer Company, Inc.	⯀ Hasbro, Inc.	⯀ Seneca Foods Corporation
⯀ Calavo Growers, Inc.	⯀ Helen of Troy Limited	⯀ Simply Good Foods Company
⯀ Cal-Maine Foods, Inc.	⯀ Hostess Brands, Inc.	⯀ Sleep Number Corporation
⯀ Casey’s General Stores, Inc.	⯀ Ingredion Incorporated	⯀ SpartanNash Company
⯀ Celsius Holdings, Inc.	⯀ Inter Parfums, Inc.	⯀ Spectrum Brands Holdings, Inc.
⯀ Central Garden & Pet Co.	⯀ J&J Snack Foods Corp.	⯀ Sprouts Farmers Market, Inc.
⯀ Chef’s Warehouse, Inc.	⯀ John B. Sanfilippo & Son, Inc.	⯀ Tootsie Roll Industries, Inc.
⯀ Church & Dwight Co., Inc.	⯀ Lancaster Colony Corp.	⯀ TreeHouse Foods, Inc.
⯀ Clorox Company	⯀ McCormick & Company, Inc.	⯀ Tupperware Brands Corporation
⯀ Coca-Cola Consolidated, Inc.	⯀ Medifast, Inc.	⯀ United Natural Foods, Inc.
⯀ Coty, Inc.	⯀ MGP Ingredients, Inc.	⯀ Universal Corporation
⯀ Darling Ingredients, Inc.	⯀ National Beverage Corp.	⯀ USANA Health Sciences, Inc.
⯀ e.l.f. Beauty, Inc.	⯀ Nu Skin Enterprises, Inc.	⯀ Vector Group Ltd.
⯀ Energizer Holdings, Inc.	⯀ Oxford Industries, Inc.	⯀ WD-40 Company
⯀ Flowers Foods, Inc.	⯀ Performance Food Group Co.
⯀ Fossil Group, Inc.	⯀ Pilgrim’s Pride Corporation
The PRSEs will vest and convert into shares of Edgewell common stock on a date chosen by the Board shortly after their certification of the Company’s earnings for the fiscal year ending September 30, 2025 if the TSR metric for the three-year period commencing October 1, 2022 through September 30, 2025 (the “Performance Period”) equals or exceeds the hurdles set forth below relative to our peer group and subject to the recipient remaining employed with our Company on the vesting date.
	Percentile Ranking	Payout (% of Target)
Below Threshold	<25th	0%
Threshold	25th	50%
Target	50th	100%
Max or Above	75th	200%
The PRSEs have a threshold, target and stretch level of performance. Upon achievement of the threshold level of performance, 50% of the stock equivalents will vest; 100% will vest upon achievement of target level performance; and 200% will vest upon achievement of stretch level performance. No PRSEs will vest if results are below the threshold goal, and no additional awards will vest if results are above the stretch goal. Vesting will increase proportionately in 1/10th of 1% increments for final results between the goals indicated.
The time-vesting RSE awards vest in equal installments on each of the first three anniversaries of the date of grant if the recipient remains employed with our Company on the vesting date.
Stock Option Award Grants during Fiscal 2023
The HC&CC approved the grant of stock option awards to the NEOs in November 2022. The stock option awards vest in equal installments on each of the first three anniversaries of the grant date if the recipient remains employed with our Company. Each option has an exercise price equal to the closing market price of our common stock on the date of grant, which was $39.75. These options will have value only if our Company’s stock price increases above $39.75, which provides incentive to the NEOs to increase shareholder value, thereby aligning their interests with those of our Company’s shareholders. The number of options granted to each NEO is shown in the “Grants of Plan-Based Awards” table.
36	| 2023 Proxy Statement

Retirement Plans
Prior to January 1, 2014, our defined benefit pension plan covered essentially all U.S. employees after one year of service. As a qualified plan, it was subject to maximum pay and benefit limits under the tax rules. Our SERP provided a supplement to an executive’s pension benefit equal to the amount that the executive would have received but for the tax limitations. Details of benefits under the defined benefit plan and the SERP are set forth in the “Pension Benefits Table,” including the accompanying narrative. Effective January 1, 2014, the pension benefit earned to date by active participants under our Company’s legacy U.S. defined benefit pension plan was frozen and future accruals are no longer provided. When the pension plan was frozen, the SERP was similarly frozen.
Our NEOs are covered by our qualified defined contribution 401(k) plan and entitled to a Company match on a portion of their deferrals to the plan. The elimination of the U.S defined benefit pension plan described above was partially offset by an increase in our Company match to contributions made by participants into our defined contribution 401(k) and executive savings investment plans. The amounts which may be deferred on a tax preferred basis into the qualified plan, as well as the amount of the matching contributions, are also subject to IRS limitations. We have also established supplemental plans to compensate executives for these limits. Our ESIP permits executives to defer any excess contributions and matching payments not permitted into the qualified 401(k) plan. According to market data provided by Meridian, these types of benefits are generally offered by our peer group, often with enhanced benefit formulas (which we do not provide). Details of the ESIP, including the contributions, earnings, and year-end balances, are set forth in the “Non-qualified Deferred Compensation Table.”
Executive Severance Plan
On September 23, 2016, the HC&CC adopted an executive severance plan for our Company. The plan provides benefits to a number of our Company’s executives, including the NEOs, in the event of a qualifying termination, which includes an involuntary termination without cause or a voluntary termination as a result of good reason (as such terms are defined in the plan). Unlike many other public companies, we have not offered employment agreements to our executives. In adopting the plan, the HC&CC considered that the market practice at peer companies is to provide executives with certain benefits in the event of such terminations, and therefore concluded that the plan would be a significant benefit to our Company in attracting and retaining key executives by offering a competitive total compensation package.
Post-termination benefits for participating executives consist of a lump sum payment equal to:
•
the executive’s annual base salary plus a severance bonus equal to the target short-term incentive plan target bonus for the executive for the most recently completed fiscal year, except in the case of the CEO, where such payment will be equal to two times for the CEO and 1.5 times for the NEOs the sum of the annual base salary and target severance bonus; and

•	1.5 times the monthly premium cost for group health plan benefits for the NEO multiplied by 18, except in the case of the CEO where the health costs will be multiplied by 24.
Such benefits are subject to reduction under certain circumstances, including to the extent necessary to avoid certain federal excise taxes. In addition, no benefits will be paid to the extent duplicative of benefits under a change in control or similar agreement with our Company.
The payment of benefits under the plan is conditioned upon, among other things, the executive executing a general release in favor of our Company, which shall include confidentiality, non-solicitation, non-disparagement and non-competition obligations of the employee in favor of our Company.
A description of the projected cost, if all of the NEOs were terminated on September 30, 2023, is provided under “Potential Payments upon Termination or Change in Control.”
Severance and Other Benefits Following a Change in Control
The HC&CC has adopted a CIC Plan in which current and future executive officers, including the NEOs, will be eligible to participate, as discussed under “Potential Payments upon Termination or Change in Control.” Please refer to that section for more information.
| 2023 Proxy Statement	37

Perquisites
We offer a limited number of perquisites for our executive officers. The perquisites or executive benefits consist of the executive financial planning program, group life insurance, accidental death and dismemberment insurance, and an executive long-term disability plan. We regularly review the benefits provided to our executives and make appropriate modifications based on peer group analysis and the HC&CC’s evaluation of the retentive value of these benefits.
Executive Officer Stock Ownership Requirements
To directly align the interests of our NEOs with our shareholders, our stock ownership guidelines provide that the CEO must maintain ownership of our common stock with a value of at least five times his base salary, and other executive officers must maintain common stock ownership with a value of at least three times their base salaries. New executive officers are given a period of five years to attain full compliance with the guidelines.
Group	Ownership Level
CEO	5X base salary
Other NEOs	3X base salary
For purposes of this determination, stock ownership includes shares of our common stock which are owned directly or by family members residing with the executive or by family trusts, vested and deferred RSEs, unvested RSEs (other than equivalents subject to achievement of performance targets), and common stock or stock equivalents credited to an officer under our defined contribution 401(k) plan, our ESIP, or our deferred compensation plan. As of September 30, 2023, each of our NEOs with five years or more of service were in compliance with these guidelines.
Hedging Policy
Under our insider trading policy, directors, officers and employees or their designees are prohibited from engaging in speculative trading or hedging transactions in Edgewell securities or purchasing any financial instruments or entering into any other arrangements designed to hedge or offset any decrease in the market value of Edgewell securities, including prohibitions on:
•	investing or trading in market-traded options on Edgewell securities—i.e., puts and calls;
•
purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to profit from, hedge or offset any change in the market value of equity securities (1) granted by our Company to the director, officer or employee as part of the compensation of the employee or member of our Board; or (2) held, directly or indirectly, by the director, officer or employee;

•	engaging in “short-sales” of Edgewell securities—i.e., selling Edgewell stock not owned at the time of the sale;
•	entering into a “sale against the box” transaction (loaning Edgewell stock to another individual and receiving cash back as security for the loan); or
•	speculating on relatively short-term price movements of Edgewell securities—i.e., engaging in a purchase and sale of Edgewell stock within a short period of time.
Our policy prohibits directors, officers and employees from purchasing Edgewell securities on margin, holding Edgewell securities in a margin account, or pledging Edgewell securities as collateral. The policy also prohibits engaging in any other transaction involving Edgewell securities that suggests the misuse of information that is unavailable to the general public.
Incentive Compensation Recoupment Policy
On September 13, 2023, the HC&CC adopted the Edgewell Personal Care Company Incentive Compensation Recoupment Policy (the “Recoupment Policy”) replacing the previous Incentive Compensation Recoupment Policy dated April 24, 2017. Under the Recoupment Policy, our Board, through the HC&CC, may direct our Company to recover reasonably promptly the amount of erroneously awarded compensation in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.
38	| 2023 Proxy Statement

“Incentive-based compensation” under the Recoupment Policy means any compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure. “Erroneously awarded compensation” means the amount of incentive-based compensation subject to this Policy (“erroneously awarded compensation”) is the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts and shall be computed without regard to any taxes paid. For incentive-based compensation based on stock price or total shareholder return, where the amount of erroneously awarded compensation is not subject to mathematical recalculation directly from the information in an accounting restatement, the amount shall be based on a reasonable estimate of the effect of the accounting restatement on the stock price or total shareholder return upon which the incentive-based compensation was received.
The Recoupment Policy applies to all incentive compensation, granted, paid or credited after October 2, 2023 and applies to all incentive-based compensation received by a person who served as an executive officer at any time during the performance period for that incentive-based compensation and who served as an executive officer at any time during the performance period for that incentive-based compensation, including any transition period (that results from a change in the Company’s fiscal year) within or immediately following those three completed fiscal years. Our Board and the HC&CC may instruct our Company to recover and/or cancel any overpayment made at any time through the end of the third fiscal year following the year for which inaccurate performance criteria were measured. If steps have been taken within this period to restate our Company’s results, the time period shall be extended until the restatement is completed.
| 2023 Proxy Statement	39

SUMMARY COMPENSATION TABLE
This Summary Compensation Table sets forth information for compensation relating to fiscal years 2023, 2022 and 2021. For a discussion of fiscal year 2023 compensation, see “Compensation Discussion and Analysis” above.
Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (3)	Non- Equity Incentive Plan Compen- sation (1)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings (4)	All Other Compen- sation (5)	Total
Rod R. Little President and Chief Executive Officer	2023	$1,095,833	$0	$6,360,768	$1,200,006	$1,727,440	$0	$133,081	$10,157,128
	2022	$1,045,833	$0	$6,012,124	$1,100,002	$1,017,923	$0	$144,398	$9,320,280
	2021	$1,000,000	$0	$4,265,484	$1,455,006	$1,264,080	$0	$119,456	$8,104,026
Daniel J. Sullivan Chief Financial Officer	2023	$748,334	$0	$1,451,162	$280,002	$706,680	$0	$19,785	$3,205,963
	2022	$728,333	$0	$1,279,859	$240,013	$424,619	$0	$76,354	$2,749,178
	2021	$710,000	$0	$967,428	$330,014	$546,303	$0	$66,649	$2,620,394
Eric F. O’Toole President, North America	2023	$593,334	$0	$1,036,533	$200,006	$565,344	$0	$50,689	$2,445,906
	2022	$518,333	$0	$799,898	$150,001	$282,304	$0	$18,606	$1,769,142
	2021	$500,000	$0	$615,699	$210,018	$329,760	$0	$40,645	$1,696,122
John N. Hill Chief Human Resources Officer	2023	$463,334	$0	$673,777	$130,009	$379,723	$189,648	$46,929	$1,896,535
							$13,115
	2022	$443,750	$0	$693,252	$130,014	$207,075	$114,917	$57,611	$1,623,822
							($22,797)
Paul R. Hibbert Chief Supply Chain Officer	2023	$463,334	$0	$673,777	$130,009	$379,723	$0	$46,064	$1,692,907
	2022	$443,883	$0	$639,984	$120,007	$207,075	$0	$50,697	$1,461,646
(1)
All awards under our Executive Officer Bonus Program are based upon achievement of Company performance measures established at the beginning of a performance period. Consequently, the value of all bonuses earned during the fiscal year under these programs have been included in the Non-Equity Incentive Plan Compensation column of this table. See “Compensation Discussion and Analysis—Elements of Compensation—Incentive Programs—Short-Term Incentive Program—Annual Cash Bonus.”

(2)
The amounts listed in this column include both time-vesting and performance-based restricted stock equivalent grants awarded in fiscal 2023 to our named executive officers. The value of the performance-based award is calculated in accordance with the Financial Accounting Standard Board’s (“FASB”) ASC Section 718. Our Company records estimated expense for performance-based grants based on target achievement of performance metrics for the three-year period, unless evidence exists that achievement above or below target for the applicable performance metric is more likely to occur. Following is the maximum value, if paid, for the performance award granted in fiscal 2023, based on the grant date value: Mr. Little, $6,600,011; Mr. Sullivan, $1,400,035; Mr. O’Toole, $1,000,031; Mr. Hill, $650,032; and Mr. Hibbert, $650,032.

(3)
The amounts listed in this column reflect the aggregate grant date fair value of stock options granted to our named executive officers calculated in accordance with FASB ASC Section 718, and do not reflect actual amounts paid to them, or realized by them, or that may be realized upon exercise by them. Assumptions used in the calculation of these amounts are included in “Note 13. Share-Based Payments” of the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

40	| 2023 Proxy Statement

(4)	The amount reported in this column with respect to fiscal 2023 consists of the following:
Name	Change in Pension Value (i)	Above-market Earnings on Non-Qualified Deferred Compensation	Total
Mr. Little	$0	$0	$0
Mr. Sullivan	$0	$0	$0
Mr. O’Toole	$0	$0	$0
Mr. Hill	$12,713	$176,935	$189,648
	$13,115 (ii)	$0	$13,115
Mr. Hibbert	$0	$0	$0
(i)
Unless otherwise noted, these amounts reflect the aggregate changes in the actuarial present value of accumulated benefits under our defined benefit pension plan and the SERP, which are described in the narrative to the “Pension Benefits Table.” For the final average earnings formula benefit under the defined benefit pension plan, this amount reflects the difference in the calculated present value of the benefit during fiscal 2023. To the extent that payments under the defined benefit pension plan exceed limitations imposed by the Internal Revenue Service, the excess will be paid under the terms of the SERP. This also includes above-market earnings on non-qualified deferred compensation in our deferred compensation plan.

(ii)
This amount reflects Mr. Hill’s participation in the Pension Plan for Employees of Edgewell Personal Care, which was a frozen plan in Canada. The plan was wound up and sold to an annuity insurance company on March 31, 2023. The amount for Mr. Hill was converted from Canadian dollars into U.S. dollars at the exchange rate of 1 CAD equals 0.7392 USD, the exchange rate in effect on March 31, 2023.

(5)	The amounts reported in this column with respect to fiscal 2023 consist of the following:
Name	Company Matching Contributions 401(k) Plan (i)	Company Matching Contributions ESIP (i)	Term Life Insurance Premiums (ii)	Executive Financial Planning Program (iii)	HSA Employer Contribution (iv)	Wellness Credit (v)	AD&D and LTD Insurance Premiums (vi)	Total
Mr. Little	$19,800	$106,275	$102	$5,000	$1,500	$200	$204	$133,081
Mr. Sullivan	$17,979	$0	$102	$0	$1,500	$0	$204	$19,785
Mr. O’Toole	$19,800	$30,583	$102	$0	$0	$0	$204	$50,689
Mr. Hill	$19,509	$20,989	$102	$5,000	$1,125	$0	$204	$46,929
Mr. Hibbert	$18,090	$20,993	$102	$5,000	$1,500	$175	$204	$46,064
(i)	Company matching contributions or accruals in our 401(k) plan and ESIP.
(ii)	Term life insurance premiums paid by our Company for the first $50,000 of coverage for each of the named executive officers.
(iii)	We reimburse the executives for 80% of the cost of personal financial advisory services, up to certain annual maximums.
(iv)	Our Company pays an annual contribution to a Health Savings Account for each executive who elects to participate.
(v)	Our Company pays an annual wellness credit for each executive who completes a biometric screening and health survey.
(vi)	Our Company pays the premiums for Group Accidental Death & Dismemberment ($12.00 per person) and Group Long-Term Disability ($192 per person).
The above list of perquisites does not include any contributions made by our charitable trust which may have been made at the request of any of the named executive officers. The trustees of that trust, who are employees of our Company, review requests for contributions to charitable organizations from employees, officers, directors, and the community at large, and, in their sole discretion, authorize contributions in accordance with the purposes of the trust. Officers are also eligible to participate in the charitable trust matching gift program, which is generally available to U.S. employees. Under this program, the foundation matches 100% of charitable donations of a minimum of $25 made to eligible charities, up to a maximum of $5,000 per year for each individual. Our Company will continue to honor requests under the charitable trust guidelines as long as funds exist at an appropriate level to do so.
| 2023 Proxy Statement	41

GRANTS OF PLAN-BASED AWARDS
Awards to the NEOs, and to other key executives, were made in fiscal 2023 under two separate plans or programs:
•
our short-term incentive program, pursuant to which potential cash awards were granted, dependent upon achievement of Company performance measures established at the beginning of the term of the program, as described in more detail in “Compensation Discussion and Analysis—Elements of Compensation—Incentive Programs—Short-Term Incentive Program—Annual Cash Bonus,” and

•
our long-term incentive program, pursuant to which RSE awards (performance-based and time-vesting) and stock option awards were granted under the terms of our A&R 2018 Plan as described in more detail in “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentive Programs—Equity Awards (Restricted Stock Equivalents and Options).”

GRANTS OF PLAN-BASED AWARDS TABLE
Name	Type of Award	Meeting Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value Of Stock And Option Awards (1)
				Threshold	Target	Maximum	Threshold	Target	Maximum
Mr. Little	Bonus: Annl. Perf. (2)			$687,500	$1,375,000	$2,750,000
	Perf Awd: RSE (3)	11/2/2022	11/11/2022							37,736			$1,500,006
	Perf Awd: PRSE (4)	11/2/2022	11/11/2022				41,510	83,019	166,038				$4,860,762
	Perf Awd: Options (5)	11/2/2022	11/11/2022								78,844	$39.75	$1,200,006
Mr. Sullivan	Bonus: Annl. Perf. (2)			$281,250	$562,500	$1,125,000
	Perf.Awd: RSE (3)	11/2/2022	11/11/2022							10,567			$420,038
	Perf.Awd: PRSE (4)	11/2/2022	11/11/2022				8,806	17,611	35,222				$1,031,124
	Perf.Awd: Options (5)	11/2/2022	11/11/2022								18,397	$39.75	$280,002
Mr. O’Toole	Bonus: Annl. Perf. (2)			$225,000	$450,000	$900,000
	Perf Awd: RSE (3)	11/2/2022	11/11/2022							7,548			$300,033
	Perf Awd: PRSE (4)	11/2/2022	11/11/2022				6,290	12,579	25,158				$736,500
	Perf Awd: Options (5)	11/2/2022	11/11/2022								13,141	$39.75	$200,006
Mr. Hill	Bonus: Annl. Perf. (2)			$115,125	$302,250	$604,500
	Perf Awd: RSE (3)	11/2/2022	11/11/2022							4,906			$195,014
	Perf Awd: PRSE (4)	11/2/2022	11/11/2022				4,089	8,177	16,354				$478,763
	Perf Awd: Options (5)	11/2/2022	11/11/2022								8,542	$39.75	$130,009
Mr. Hibbert	Bonus: Annl. Perf. (2)			$151,125	$302,250	$604,500
	Perf Awd: RSE (3)	11/2/2022	11/11/2022							4,906			$195,014
	Perf Awd: PRSE (4)	11/2/2022	11/11/2022				4,089	8,177	16,354				$478,763
	Perf Awd: Options (5)	11/2/2022	11/11/2022								8,542	$39.75	$130,009
(1)
This represents the grant date fair value calculated in accordance with FASB ASC Section 718, excluding forfeiture assumptions. For time-vesting awards, the value includes 100% of such awards, with no reduction for potential forfeiture.

(2)	These represent the amounts which potentially could have been earned under the fiscal 2023 Executive Officer Bonus Program.
(3)
These restricted stock equivalents (time-vested) awarded on November 11, 2022, will vest in three equal installments on each of the first three anniversaries of the date of grant if the officer remains employed with us at that time. The value of the amount calculated in accordance with accounting guidance is included in the “Stock Awards” column of the “Summary Compensation Table.”

(4)
These restricted stock equivalents (performance-based) awarded on November 11, 2022, will vest upon certification by the Board and release of our earnings for the fiscal year ending September 30, 2025 if the officer remains employed with us at that time and if specified performance criteria are met, subject to the exercise of negative discretion by the HC&CC. The performance criteria for these awards is relative total shareholder return for the “Performance Period” beginning on October 1, 2021 (100%). The percentage of the PRSEs vesting will range from 0% to 200% based on performance. The value of the amount calculated in accordance with accounting guidance is included in the “Stock Awards” column of the “Summary Compensation” table.

(5)
These stock options awarded on November 11, 2022, will vest in three equal installments on each of the first three anniversaries of the date of grant if the officer remains employed with us at that time. The value of the amount calculated in accordance with accounting guidance is included in the “Option Awards” column of the “Summary Compensation” table. The exercise price of $39.75 per share reflects the closing market price of our common stock on the date of grant.

42	| 2023 Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following types of equity awards have been granted to the NEOs, and remain unvested, or, in the case of non-qualified stock options, unvested or unexercised, as of September 30, 2023.
•
RSEs that vest over a period of time and at vesting convert into non-restricted shares of our common stock. As of September 30, 2023, we had outstanding unvested RSE awards with initial vesting terms of equal installments on each of the first three anniversaries of the grant date. Unvested RSE awards are included under “Stock Awards—Number of Shares or Units of Stock That Have Not Vested,” in the table below.

•
RSEs that vest subject to the achievement of performance-based conditions and at vesting convert into non-restricted shares of our common stock. As of September 30, 2023, we had outstanding unvested RSE awards with performance-based vesting conditions that will vest on a date chosen by the Board shortly after their certification once our Company releases earnings for the fiscal year ending September 30, 2023, subject to satisfaction of specific performance criteria being met. The performance metrics are the Cumulative Adjusted EBIDTA and the Cumulative Adjusted Net Sales of our Company for fiscal year 2021 through fiscal year 2023. The percentage of PRSEs vesting will range from 0% to 200% based on actual performance. In addition, we had outstanding unvested restricted stock equivalent awards with performance-based vesting conditions that will vest on a date chosen by the Board shortly after their certification once our Company releases earnings for the fiscal year ending September 30, 2024, subject to satisfaction of specific performance criteria being met. The performance metrics are Relative Total Shareholder Return (100%). The percentage of the PRSEs vesting will range from 0% to 200% based on performance. We also had outstanding unvested restricted stock equivalent awards with performance-based vesting conditions that will vest on a date chosen by the Board shortly after their certification once our Company releases earnings for the fiscal year ending September 30, 2025, subject to satisfaction of specific performance criteria being met. The performance metrics are Relative Total Shareholder Return (100%). The percentage of the PRSEs vesting will range from 0% to 200% based on performance. Unvested awards are included under “Stock Awards—Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” in the table below.

•
Non-qualified stock options granting the right to acquire shares of our common stock at an exercise price equal to the closing price of our common stock on the grant date. These options become exercisable in equal installments on each of the first three anniversaries of the grant date and remain exercisable over the ten-year period following grant. Outstanding option awards are described under “Option Awards,” in the table below.

RSEs and non-qualified stock options were granted under the terms of our A&R 2018 Plan.
| 2023 Proxy Statement	43

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE
Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Mr. Little	15,421	0 (2)	$42.71	11/15/2028	18,283 (9)	$675,740	82,274 (12)	$3,040,847
	18,561	0 (3)	44.74	3/1/2029	21,175 (10)	782,628	139,756 (13)	5,165,382
	96,464	0 (4)	31.44	11/14/2029	37,736 (11)	1,394,723	166,038 (14)	6,136,764
	54,480	27,239 (5)	38.91	11/13/2030
	26,034	13,016 (6)	35.37	11/13/2030
	25,097	50,194 (7)	43.29	11/12/2031
	0	78,844 (8)	39.75	11/11/2032
Mr. Sullivan	23,580	0 (4)	$31.44	11/14/2029	4,146 (9)	$153,236	18,660 (12)	$689,674
	12,357	6,178 (5)	38.91	11/13/2030	5,544 (10)	204,906	27,721 (13)	1,024,568
	5,905	2,952 (6)	35.37	11/13/2030	10,567 (11)	390,556	35,221 (14)	1,301,768
	5,476	10,952 (7)	43.29	11/12/2031
	0	18,397 (8)	39.75	11/11/2032
Mr. O’Toole	7,864	3,931 (5)	$38.91	11/13/2030	2,639 (9)	$97,537	11,875 (12)	$438,900
	3,758	1,879 (6)	35.37	11/13/2030	3,465 (10)	128,066	17,326 (13)	640,369
	3,423	6,844 (7)	43.29	11/12/2031	7,548 (11)	278,974	25,158 (14)	929,840
	0	13,141 (8)	39.75	11/11/2032
Mr. Hill	17,379	0 (15)	$100.68	7/6/2025	2,262 (9)	$83,604	10,179 (12)	$376,216
	14,695	0 (16)	74.70	11/3/2026	3,003 (10)	110,991	15,016 (13)	554,991
	6,139	0 (17)	58.90	11/13/2027	4,906 (11)	181,326	16,353 (14)	604,407
	7,711	0 (2)	42.71	11/15/2028
	13,505	0 (4)	31.44	11/14/2029
	6,740	3,370 (5)	38.91	11/13/2030
	3,221	1,610 (6)	35.37	11/13/2030
	2,967	5,932 (7)	43.29	11/12/2031
	0	8,542 (8)	39.75	11/11/2032
Mr. Hibbert	4,627	0 (2)	$42.71	11/15/2028	1,885 (9)	$69,670	8,482 (12)	$313,495
	9,647	0 (4)	31.44	11/14/2029	2,772 (10)	102,453	13,861 (13)	512,303
	5,617	2,808 (5)	38.91	11/13/2030	4,906 (11)	181,326	16,353 (14)	604,407
	2,684	1,342 (6)	35.37	11/13/2030
	2,738	5,476 (7)	43.29	11/12/2031
	0	8,542 (8)	39.75	11/11/2032
(1)	Values based on the closing price of our Company’s common stock on the NYSE on September 29, 2023, the last trading day of the fiscal year, of $36.96.
(2)	Represents stock options granted on 11/15/2018 which are fully vested and exercisable.
(3)	Represents stock options granted on 3/1/2019 which are fully vested and exercisable.
(4)	Represents stock options granted on 11/14/2019 which are fully vested and exercisable.
(5)	Represents premium stock options granted on 11/13/2020 which will vest 11/13/2023. As of the date of this proxy, all of these options will have vested.
(6)	Represents stock options granted on 11/13/2020 which will vest 11/13/2023. As of the date of this proxy, all of these options will have vested.
(7)	Represents stock options granted on 11/12/2021 which will vest ratably on 11/12/2023 and 11/12/2024. As of the date of this proxy, two-thirds of these options will have vested.
44	| 2023 Proxy Statement

(8)	Represents stock options granted on 11/11/2022 which will vest ratably on 11/11/2023, 11/11/2024 and 11/11/2025. As of the date of this proxy, one-third of these options will have vested.
(9)	Represents restricted stock equivalents granted on 11/13/2020 which will vest on 11/13/2023. As of the date of this Proxy Statement, all of this award will have vested.
(10)	Represents restricted stock equivalents granted on 11/12/2021 which will vest ratably on 11/12/2023 and 11/12/2024. As of the date of this proxy, two-thirds of this award will have vested.
(11)	Represents restricted stock equivalents granted on 11/11/2022 which will vest ratably on 11/11/2023, 11/11/2024 and 11/11/2025. As of the date of this proxy, one-third of this award will have vested.
(12)
Represents maximum number of performance stock equivalents granted on 11/13/2020 that may vest on a date chosen by the Board shortly after their certification of our Company’s earnings for the fiscal year ending September 30, 2023 if specified performance criteria are met, subject to the exercise of negative discretion by the HC&CC. The performance metrics for this award are Relative Total Shareholder Return for the period commencing October 1, 2020 and ending on September 30, 2023. As of the date of this proxy, the final four-quarter average payout equals 200% of the target has vested.

(13)
Represents maximum number of performance stock equivalents granted on 11/12/2021 that may vest on a date chosen by the Board shortly after their certification of our Company’s earnings for the fiscal year ending September 30, 2024 if specified performance criteria are met, subject to the exercise of negative discretion by the HC&CC. The performance metrics for this award are Relative Total Shareholder Return for the period commencing October 1, 2021 and ending on September 30, 2024.

(14)	Represents maximum number of performance stock equivalents granted on 11/11/2022 that may vest on a date chosen by the Board shortly after their certification of our Company’s earnings for the fiscal year ending September 30, 2025 if specified performance criteria are met, subject to the exercise of negative discretion by the HC&CC. The performance metrics for this award are Relative Total Shareholder Return for the period commencing October 1, 2022 and ending on September 30, 2025.
(15)	Represents stock options granted on 7/6/2015 which are fully vested and exercisable.
(16)	Represents stock options granted on 11/3/2016 which are fully vested and exercisable.
(17)	Represents stock options granted on 11/13/2017 which are fully vested and exercisable.
OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Mr. Little	0	$0	95,177	$3,785,445
Mr. Sullivan	0	$0	35,877	$1,442,267
Mr. O’Toole	0	$0	4,372	$174,006
Mr. Hill	0	$0	25,797	$1,041,354
Mr. Hibbert	0	$0	19,466	$785,736
(1)
In fiscal 2023, time-based RSEs and performance-based PRSEs granted to each of the officers in fiscal 2019, 2020 and 2021, vested in accordance with the terms of the awards. Upon vesting, the equivalents converted into shares of our common stock, which were then issued to the officers free of any restrictions.

| 2023 Proxy Statement	45

PENSION BENEFITS
Prior to January 1, 2014, the Edgewell Defined Benefit Pension Plan (the “defined benefit pension plan”) covered essentially all U.S. employees after one year of service. As a qualified plan, it was subject to maximum pay and benefit limits under the tax rules. Our SERP provided a supplement to an executive’s pension benefit equal to the amount that the executive would have received but for the tax limitations. As of December 31, 2013, which was the end of the first quarter of our 2014 fiscal year, the plans were frozen and future retirement service benefits are no longer accrued under these plans.
The Retirement Accumulation Account (“RAA”) that was effective from January 1, 2010 to December 31, 2013, included the future retirement benefits of the active participants in our defined benefit pension plan, including certain of the NEOs, which were determined in accordance with a retirement accumulation formula. The participants received monthly credits equal to 6% of their eligible benefit earnings for each month, which amounts were credited with monthly interest equal to the 30-year Treasury rate that was reset annually. As a transition for older/longer-tenured employees, who may have had less time to adjust their retirement planning, including the NEOs with age and years of service totaling at least 60 but not more than 74 as of December 31, 2009, such employees received an additional monthly credit equal to 2% of eligible benefit earnings for each month, and employees with age and years of service totaling 75 or more as of December 31, 2009 received an additional credit equal to 4% of their eligible benefit earnings for each month. These transition credits were available to eligible plan participants through 2013 (or, if earlier, their termination of employment with our Company).
The defined benefit pension plan has used other benefit calculation formulas, all of which have been frozen as of the end of calendar year 2009, such as:
•
Final Average Pay (“FAP”). The traditional FAP benefit provides 1.5% of five-year average “annual earnings” multiplied by a participant’s years of service (to a maximum of 40 years), reduced by a Social Security offset.

•
Pension Equity (“PEP”) benefit formula. Under PEP, an executive is entitled to a benefit (payable in lump sum or as a monthly annuity) based on five-year average annual earnings, which were multiplied by “pension equity credits” earned with years of service. The benefit was subject to a three-year vesting period. PEP was applied for the participating named executive officers.

•
PensionPlus Match Account (“PPMA”). The PPMA generally provided a 325% match under our defined benefit pension plan to those participants who made an after-tax contribution of 1% of their annual earnings to our 401(k) plan. To the extent an officer’s PPMA benefit was unavailable due to tax limits, the benefit was restored under our ESIP and not the SERP. The benefit was generally subject to a three-year vesting requirement. The PPMA benefit was eliminated for all employees as of the end of calendar year 2009.

The RAA, PEP and PPMA all continue to receive interest credits from January 1, 2010 to the date the benefits commence.
Mr. Hill participated in the defined benefit pension plan and the SERP but ceased earning additional accrued benefits under these plans when they were frozen as of January 1, 2014.
The Pension Plan for Employees of Edgewell Personal Care is a defined benefit type plan for certain of our employees in Canada similar to the defined benefit pension plan for U.S. employees. Prior to July 1, 2015, this plan covered essentially all of our Canadian employees. As of July 1, 2015, this plan was frozen and future benefits are no longer accrued under the plan. Mr. Hill participated in this plan but ceased earning additional accrued benefits under this plan when he transferred to the U.S. in August 2005.
46	| 2023 Proxy Statement

PENSION BENEFITS TABLE
Name	Plan Name	Number of Years Credited Service (#)	Present Value Of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Mr. Hill	Edgewell Personal Care Company Defined Benefit Plan	8.42	$266,457	$0
	Edgewell Personal Care Company SERP	8.42	$151,096	$0
	Pension Plan for Employees of Edgewell Personal Care (2)	1.58	$46,495	$0
Note: Messrs. Little, Sullivan, O’Toole and Hibbert do not participate in these plans and, as such, are not included in the table.
(1)
Based on age, benefits are available without reduction. Assumptions utilized in the valuations are set forth in “Note 12. Retirement Plans” of the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

(2)
The amount shown for Mr. Hill reflects his participation in the Pension Plan for Employees of Edgewell Personal Care, which was a frozen plan in Canada. The plan was wound up and sold to an annuity insurance company on March 31, 2023. Amounts are converted from Canadian dollars into U.S. dollars at the exchange rate of 1 CAD equals 0.7392 USD, the exchange rate in effect as of March 31, 2023.

NON-QUALIFIED DEFERRED COMPENSATION
We have adopted the Executive Savings Investment Plan which provides for the deferral of compensation on a basis that is not tax-qualified.
Executive Savings Investment Plan
Under the terms of our ESIP, amounts that would be contributed, either by an executive or by our Company on the executive’s behalf, to our 401(k) plan but for tax limitations, are credited to the non-qualified ESIP. Under that plan, executives may elect to defer their contributions and Company contributions in any of the measurement fund options which track the performance of the Vanguard investment funds offered under our 401(k) plan. Deferrals and vested Company contributions may be transferred to different investment options at the executive’s discretion. Deferrals in the ESIP, adjusted for the net investment return, are paid out in a lump sum payment, or in five or ten annual installments, following retirement or other termination of employment.
NON-QUALIFIED DEFERRED COMPENSATION TABLE
Name	Plan	Executive Contributions in Fiscal 2023 ($)(1)	Edgewell Contributions in Fiscal 2023 ($)(2)	Aggregate Earnings in Fiscal 2023 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 9/30/2023 ($)(4)
Mr. Little	ESIP	$118,575	$106,275	$126,429	$0	$989,193
	Deferred Vested Stock Equiv.	$0	$0	$0	$0	$0
	Total	$118,575	$106,275	$126,429	$0	$989,193
Mr. Sullivan	ESIP	$0	$0	$18,565	$0	$243,700
	Deferred Vested Stock Equiv.	$0	$0	$0	$0	$0
	Total	$0	$0	$18,565	$0	$243,700
Mr. O’Toole	ESIP	$30,994	$30,583	$5,722	$0	$137,529
	Deferred Vested Stock Equiv.	$0	$0	$0	$0	$0
	Total	$30,994	$30,583	$5,722	$0	$137,529
Mr. Hill	Deferred Compensation Plan	$0	$0	$235,376	$0	$3,375,460
	ESIP	$61,178	$20,989	$226,067	$0	$2,232,953
	Deferred Vested Stock Equiv.	$0	$0	$0	$0	$0
	Total	$61,178	$20,989	$461,443	$0	$5,608,413
Mr. Hibbert	ESIP	$133,976	$20,993	$90,580	$0	$852,383
	Deferred Vested Stock Equiv.	$0	$0	$0	$0	$0
	Total	$133,976	$20,993	$90,580	$0	$852,383
(1)
Since 2012, our officers have no longer been eligible to contribute to the deferred compensation plan. The officer contributions to our ESIP during fiscal 2023 consist of deferrals of salary earned with respect to fiscal 2023.

| 2023 Proxy Statement	47

(2)
Our contributions to our ESIP consist of Company contributions which would have otherwise been contributed to the 401(k) plan but for limitations imposed by the Internal Revenue Service. These amounts, in their entirety, are included in the “All Other Compensation” column of the “Summary Compensation Table.”

(3)	Aggregate earnings/(losses) shown in this column consist of:
•	amounts credited to each executive under the investment options of each of the plans, reflecting actual earnings on investment funds offered under our 401(k) plan,
•	in the case of the prime rate option of our deferred compensation plan, the actual fund return rates,
•	the appreciation or depreciation in value of each of the investment options in the plans between October 1, 2022 and September 30, 2023, and
•	the appreciation or depreciation in value of vested restricted stock equivalents (see footnote 4 below).
The above-market portion of interest on the prime rate option (in excess of 120% of the APR) is set forth in the column titled “Change in Pension Value and Non-qualified Deferred Compensation Earnings” of the “Summary Compensation Table.”
(4)
The balances in that plan for each of the officers also include amounts deferred by them, Company matching deferrals, and earnings thereon, in years in which they were not named executive officers and their compensation was not included in the “Summary Compensation Table.” The balances also reflect earnings and losses during the past fiscal year.

HUMAN CAPITAL & COMPENSATION COMMITTEE REPORT

The HC&CC of our Board of Directors consists entirely of non-employee directors that are independent under the NYSE listing standards. The HC&CC has reviewed and discussed our Company’s Compensation Discussion and Analysis with management. Based on these reviews and discussions, the HC&CC recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

Respectfully submitted, Rakesh Sachdev, Chair Robert W. Black George Corbin Carla C. Hendra James C. Johnson Swan Sit

No portion of this HC&CC Report shall be deemed to be incorporated by reference into any filing under the Securities Act, the Exchange Act, or through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

48	| 2023 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We have not entered into general employment agreements with any of our named executive officers. However, equity awards under our 2009 Stock Plan and our A&R 2018 Plan, and our deferred compensation plan provide for acceleration of vesting of certain awards in the event of certain terminations of employment. In September 2016, we instituted an executive severance plan in which our NEOs and certain of our other key employees participate which provides benefits to participants in the event of an involuntary termination without cause or a voluntary termination as a result of good reason, as such terms are defined in the plan, including severance compensation, payment for accrued but unpaid paid time off and payments in respect of the monthly premium cost for group health plan benefits. Prior to April 25, 2019, we had entered into change in control agreements with our NEOs and certain of our other key employees which provide for severance compensation, acceleration of vesting and continuation of benefits upon qualified termination of employment following a change in control. Effective as of April 25, 2019, we have replaced the individual change in control agreements with a Change in Control Plan.
The information below reflects the value of acceleration or incremental compensation which each officer would receive upon the termination of his or her employment or upon a change in control. Because the value of awards and incremental compensation depend on several factors, actual amounts can only be determined at the time of the event.
The information is based on the following assumptions:
•
the event of termination (death, permanent disability, involuntary termination or voluntary termination), or a change in control of our Company, occurred on September 30, 2023, the last day of our fiscal year;

•	the market value of our common stock on that date was $36.96 (the actual closing price on September 29, 2023, the last trading day of fiscal 2023);
•	each of the officers were terminated on that date; and
•	the individual federal tax rate was 37%, Connecticut state tax rate was 7% and FICA was 2.35%.
This information does not reflect benefits that are provided under our plans or arrangements that do not discriminate in favor of executive officers and are available generally to all salaried employees—such as amounts accrued under our savings investment plan, accumulated and vested benefits under our retirement plans (including our SERP and ESIP), health, welfare and disability benefits, and accrued vacation pay.
The information below also does not include amounts under our deferred compensation plan or ESIP that would be paid, or vested stock equivalents that would be issued, all as described in the “Non-qualified Deferred Compensation Table,” except to the extent that an officer is entitled to an accelerated benefit as a result of the termination. Any acceleration of equity awards would also include acceleration of dividends payable with respect to such awards, if any.
Death, Permanent Disability or Termination of Employment (Other Than Under the Executive Severance Plan or Upon a Change in Control)
Upon an officer’s death, permanent disability, involuntary termination, voluntary termination and, in some cases, retirement, the following long-term incentive awards may provide for acceleration of vesting. Awards are accelerated on a pro rata basis for retirement after attainment of age 55 with ten years of service if granted 12 or more months prior to retirement date. No awards are accelerated upon voluntary termination or involuntary termination.
Long-Term Incentive Award	Involuntary Termination or Voluntary Termination	Death	Permanent Disability	Retirement After Age 55 with 10 years of Service
Three-year time-based restricted stock equivalent and stock options granted 11/13/2020, 11/12/2021 and 11/11/2022.	Forfeited	Accelerated	Accelerated	Pro Rata Vesting
Three-year performance-based restricted stock equivalent awards granted 11/13/2020, 11/12/2021 and 11/11/2022.	Forfeited	Accelerated	Pro Rata Vesting	Pro Rata Vesting
| 2023 Proxy Statement	49

The value of awards which would be accelerated for our NEOs upon death, permanent disability or retirement as of September 30, 2023 is shown in the following chart. The value of accelerated restricted stock equivalents reflects a stock price of $36.96 (the closing price of our common stock on September 29, 2023, the last trading day of the fiscal year). Stock market changes since September 30, 2023 are not reflected in these valuations.
Name	Accelerated Restricted Stock Equivalents and Stock Option Awards
	Death	Permanent Disability	Retirement After Age 55 With 10 years of Service
Mr. Little	$8,759,169	$5,791,525	$0
Mr. Sullivan	$1,957,111	$1,339,820	$0
Mr. O’Toole	$1,319,510	$894,339	$0
Mr. Hill	$978,829	$678,576	$360,292
Mr. Hibbert	$933,515	$640,601	$0
Upon termination of employment for any reason, vested account balances in our deferred compensation plan are paid out in cash to the participant in either a lump sum, or over a five or ten-year period, commencing six months from the date of termination.
In the event an officer’s employment is terminated due to permanent disability, our Company provides basic long-term disability benefits of 40% of the officer’s previous year’s salary and a one-time bonus up to $240,000. He or she may also be entitled to benefits under our optional long-term disability plan, which pays a supplemental benefit equal to a total of 66-2/3% of the officer’s previous year’s salary and a one-time bonus up to $240,000. As noted in the “Summary Compensation Table,” our Company pays the premiums for $50,000 of term life and accidental death and dismemberment insurance for all U.S. employees, including the NEOs.
Executive Severance Plan
Our executive severance plan provides benefits to a number of our Company’s executives, including the NEOs (each an “Eligible Employee”), in the event of a qualifying termination (“Qualifying Termination”), which includes an involuntary termination without cause or a voluntary termination as a result of good reason. Under the plan:
•
“Cause” includes (i) the failure of an Eligible Employee to make a good faith effort to substantially perform his or her duties or an Eligible Employee’s insubordination with respect to a specific directive; (ii) an Eligible Employee’s dishonesty, negligence in the performance of his or her duties or engaging in willful misconduct, which in the case of any such negligence, has caused or is reasonably expected to result in direct or indirect material injury to our Company; (iii) breach by an Eligible Employee of any material provision of any written agreement with our Company or material violation of any Company policy; or (iv) an Eligible Employee’s commission of a crime that constitutes a felony or other crime of moral turpitude or fraud.

•
“Good reason” includes (i) a material diminution of an Eligible Employee’s base compensation or bonus opportunity; (ii) a material diminution of an Eligible Employee’s authority, duties, or responsibilities; or (iii) a change in the principal place of an Eligible Employee’s employment to a location that is more than 50 miles distant from the Eligible Employee’s then current principal place of employment.

Post-termination benefits for each NEO under the plan consist of a lump sum payment equal to:
•
1.5 times the officer’s annual base salary plus a severance bonus equal to the target short-term incentive plan bonus for the officer for the current fiscal year, except in the case of our Chief Executive Officer (Mr. Little), where such payment will be equal to two times; and

•	1.5 times the monthly premium cost for group health plan benefits for the officer multiplied by 18, except in the case of Mr. Little, where the health costs will be multiplied by 24.
Such benefits are subject to reduction under certain circumstances, including to the extent necessary to avoid certain federal excise taxes. In addition, no benefits will be paid to the extent duplicative of benefits under a change in control or similar agreement with our Company.
50	| 2023 Proxy Statement

The payment of benefits under the plan is conditioned upon, among other things, the officer executing a general release in our Company’s favor, which shall include confidentiality, non-solicitation, non-disparagement and non-competition obligations of the officer.
Estimated Payments and Benefits
Based on the assumptions set out above, the following sets forth estimated payments to our NEOs upon a Qualifying Termination as of September 30, 2023 under the executive severance plan:
Name	Severance Salary Payment	Severance Bonus Payment	Health & Welfare Benefits	Accrued Paid Time Off	Total
Mr. Little	$2,200,000	$2,750,000	$65,234	$0	$5,015,234
Mr. Sullivan	$1,125,000	$843,750	$52,964	$0	$2,021,714
Mr. O’Toole	$900,000	$675,000	$20,167	$0	$1,595,167
Mr. Hill	$697,500	$433,875	$43,875	$0	$1,175,250
Mr. Hibbert	$697,500	$433,875	$48,568	$0	$1,179,943
Change in Control of Our Company
Effective April 25, 2019, we adopted a Change in Control Plan that covers our NEOs.
“Termination for cause” means a termination for willful breach of, or failure to perform, employment duties.
“Good reason” means, among other things, certain changes in the officer’s status or duties, failure to pay certain compensation or awards, relocation of his or her office, or improper termination.
A “Change in control” includes, among other things, acquisition of specified amounts of shares by any person, certain changes in the composition of our incumbent Board, approval of business combinations under certain circumstances, or other matters approved by our Board.
Upon a Participant’s Termination of Employment following a Change in Control, a Participant shall be entitled to the following benefits, provided that such Termination of Employment occurs during the Change in Control Period, and such Termination of Employment is not a result of a Participant’s death, Retirement or Disability and (i) if by the Company, is not for Cause, or (ii) if by Participant, is for Good Reason:
•
Payment in full of Participant’s prorated bonus for the fiscal year in which the Termination of Employment occurs calculated as Participant’s Target Bonus for the fiscal year in which the Termination of Employment occurs, or, if greater, the actual bonus awarded to Participant under any short-term incentive plan(s) of our Company for the fiscal year immediately preceding the fiscal year in which the Termination occurs, divided by 365 and multiplied by the number of calendar days in said year immediately up to the day on which the Termination of Employment occurs, subject to any valid deferral election which was made prior to that time by the Participant under any Company qualified pension plan, non-qualified pension plan, 401(k) plan, excess 401(k) plan or non-qualified deferred compensation plan then in effect;

•
Accelerated vesting of all unvested stock options and restricted stock and stock equivalent awards, including performance awards, that have been granted or sold to the Participant by the Company and which have not otherwise vested;

•
Payment of a Participant’s base salary through Termination of Employment at the rate in effect at the time the Notice of Termination is given, plus all other amounts to which Participant is entitled under any compensation plan(s) or program(s) of our Company applicable to Participant at the time such payments are due under such plan(s) or program(s);

•
Additional pay calculated as the product of a predetermined amount applicable to Participant’s title multiplied by the sum of (x) the greater of (i) Participant’s annual base salary in effect immediately prior to the Termination of Employment, or (ii) Participant’s annual base salary in effect as of the date of the Change in Control, and (y) Participant’s Target Bonus Amount;

| 2023 Proxy Statement	51

•
If not already vested, Participant shall be deemed fully vested as of the Termination of Employment in any Company retirement plan(s) or other written agreement(s) between Participant and our Company relating to pay or other retirement income benefits upon retirement in which Participant was a participant, party or beneficiary immediately prior to the Change in Control, and any additional plan(s) or agreement(s) in which such Participant became a participant, party or beneficiary thereafter;

•
For the period of time after Termination of Employment applicable to Participant’s title, our Company shall continue health, vision, dental, life insurance and long-term disability benefits, including executive benefits, Participant and/or Participant’s family as if Participant’s employment with our Company had not been terminated as of the Termination of Employment, in accordance with our Company’s then-current plans, programs, practices and policies on terms and conditions (including the level of benefits, deductibles and employee payments for such benefits) not less favorable than those which are then being provided to peer executives of our Company;

•
If pursuant to the terms and conditions of any such health or welfare plan or program, our Company is not able to continue Participant’s and/or Participant’s family participation in the plan or program for all or any portion of such period applicable to Participant’s title, our Company will reimburse Participant for the cost of insurance for any such benefit for Participant and/or Participant’s family, for such period as such benefits are not able to be continued pursuant to a plan or program of our Company, less the amount that would have been paid by Participant for such benefits pursuant to our Company’s plan or program; and

•
Six months of outplacement services through a designated provider selected by our Company, terminating six months thereafter or upon the date Participant obtains other employment, whichever date is sooner.

The foregoing is subject to execution by Participant of a Release in favor of our Company no later than 60 days following such Participant’s Termination of Employment, including the Participant’s written acceptance of, and written agreement to comply with, the confidentiality, non-solicitation, non-disparagement and non-competition provisions set forth in the Release.
Estimated Payments and Benefits
Based on the assumptions set out above, the following chart sets forth estimated payments to our NEOs upon termination following a change in control. The value of accelerated restricted stock equivalents reflects a stock price of $36.96 (the closing price of our common stock on September 29, 2023, the last trading day of our fiscal year). Stock market declines and vesting and forfeitures of unvested restricted stock equivalents since September 30, 2023 are not reflected in these valuations.
Name	Accelerated or Additional Benefits – Termination following Change in Control
	Cash Severance	Retirement Benefits	Restricted Stock Equivalents, Three-Year Performance Awards, Stock Option Awards	Benefits	Excise Tax Reduction	Total
Mr. Little	$8,800,000	$445,500	$8,759,169	$53,885	$(2,632,462)	$15,426,092
Mr. Sullivan	$3,187,500	$157,500	$1,957,111	$34,871	$0	$5,336,982
Mr. O’Toole	$2,550,000	$126,000	$1,319,510	$12,834	$0	$4,008,344
Mr. Hill	$1,836,750	$92,070	$978,829	$27,248	$0	$2,934,897
Mr. Hibbert	$1,836,750	$92,070	$933,515	$35,923	$0	$2,898,258
(1)
It was determined that a “golden parachute” excise tax would be due under the Code for Mr. Little and, therefore, we reduced the aggregate amount of the payments that would be payable to an amount such that no excise tax would be due.

52	| 2023 Proxy Statement

Chief Executive Officer Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median total compensation of our employees and the total compensation of our Chief Executive Officer, Mr. Little.
We selected September 30, 2023, the last day of our fiscal year, as the determination date for identifying the median employee and base salary as our consistently applied compensation measure (“CACM”). Using this CACM, we identified all employees whose base salary was estimated to be within a narrow range of the median. We selected an individual from this group as our median employee. The median employee selected has a total compensation of $45,471, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. The total compensation of our Chief Executive Officer was $10,517,129. As a result, our estimate of the ratio of CEO pay to the median employee pay is 231 to 1.
The above pay ratio may not be comparable to the pay ratio disclosed by our peer companies due to differences in the geographic distribution of the workforce and nature of the work performed and differences in the methodology, reasonable estimates and assumptions we employed compared to different organizations.
EQUITY COMPENSATION PLAN INFORMATION
The following table gives information about our Company’s common stock that may be issued upon the exercise of options, warrants and rights under all our Company’s existing compensation plans as of September 30, 2023:
Plan Category	(1) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(2) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(3) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (1), and as Noted Below)
Equity compensation plans approved by security holders	2,678,280	$51.75	4,561,729
Equity compensation plans not approved by security holders	None	n/a	None
Total	2,678,280	$51.75	4,561,729
(1)
The number of securities to be issued upon exercise of outstanding options, warrants and rights shown above, as of September 30, 2023, includes 1,470,471 restricted stock equivalents which have been granted under the terms of our Company’s 2000 Incentive Stock Plan (pursuant to which no further equity awards may be made), our Company’s 2009 Stock Plan (pursuant to which no further equity awards may be made), and our A&R 2018 Plan, and 1,207,809 stock option awards which have been granted under the terms of the A&R 2018 Plan and the 2009 Stock Plan.

(2)	The weighted average exercise price does not take into account securities which will be issued upon conversion of outstanding restricted stock equivalents.
(3)
This number only reflects securities available under the A&R 2018 Plan. Under the terms of that plan, any awards other than options, phantom stock options or stock appreciation rights are to be counted against the reserve available for issuance in a 1.95 to 1 ratio.

| 2023 Proxy Statement	53

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain company financial performance metrics. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning our pay-for-performance philosophy and how we align executive compensation with company financial performance, refer to the Compensation Discussion and Analysis.
Information presented in this section will not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except as we may specifically do so.

Year[2]	Pay				Performance
	CEO		Average of Other NEOs		Cumulative Total Shareholder Return (Value of $100 Initial Investment)1:		Net Income ($Mn)	Adjusted EBITDA[6] ($Mn)
	SCT Total Compensation	Compensation Actually Paid[3]	SCT Total Compensation	Compensation Actually Paid[4]	EPC	Peer Group[5]
2023	$10,517,129	$9,124,943	$2,310,328	$1,872,883	$138.92	$106.10	$114.7	$342
2022	$9,320,280	$10,600,848	$1,900,947	$2,402,210	$138.52	$91.47	$99.5	$335
2021	$8,104,026	$11,957,823	$2,158,258	$2,615,423	$132.34	$100.05	$117.8	$367
1.	Represents the value of a hypothetical $100 investment beginning at market close on September 29, 2021, assuming reinvestment of dividends.
2.	For each covered year, the CEO was Rod R. Little. The other NEOs were as follows:
•	2023: Daniel J. Sullivan, Eric F. O’Toole, John N. Hill and Paul R. Hibbert
•	2022: Daniel J. Sullivan, Eric F. O’Toole, John N. Hill and Paul R. Hibbert
•	2021: Daniel J. Sullivan, Eric F. O’Toole, Marisa B. Iasenza and Anne-Sophie Gaget
3.
Amounts reported in this column are based on total compensation reported for our CEO in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

	2023	2022	2021
Total Compensation for CEO as reported SCT for the covered year	$10,517,129	$9,320,280	$8,104,026
Deduct pension values reported in SCT for the covered year	$0	$0	$0
Deduct grant date fair value of equity awards reported in SCT for the covered year	$7,560,774	$7,112,126	$5,720,490
Add pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	$0	$0	$0
Add fair value as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	$6,451,441	$6,196,672	$5,556,723
Add fair value as of the vesting date of any awards granted in the covered year that vested during the covered year	$0	$0	$0
Add dividends paid on unvested shares/share units and stock options	$107,860	$107,576	$411
Add the change in fair value (whether positive or negative) as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year	($2,261,031)	$429,987	$3,706,191
Add the change in fair value (whether positive or negative) as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	$1,870,318	$1,658,459	$310,962
Subtract the fair value of any equity awards granted in a prior year that were forfeited in the covered year determined as of the end of the prior year	$0	$0	$0
Compensation Actually Paid to CEO	$9,124,943	$10,600,848	$11,957,823
54	| 2023 Proxy Statement

4.
Amounts reported in this column are based on average total compensation reported for our Other NEOs in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

	2023	2022	2021
Average Total Compensation for Other NEOs as reported SCT for the covered year	$2,310,328	$1,900,947	$2,158,258
Deduct average pension values reported in SCT for the covered year	$50,691	$28,729	$0
Deduct average grant date fair value of equity awards reported in SCT for the covered year	$1,144,569	$1,013,257	$1,061,580
Add average pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	$0	$0	$0
Add average fair value as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	$980,629	$882,178	$773,393
Add average fair value as of the vesting date of any awards granted in the covered year that vested during the covered year	$0	$0	$0
Add average dividends paid on unvested shares/share units and stock options	$25,371	$22,263	$1,437
Add the average changes in fair value (whether positive or negative) as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year	($326,076)	$13,518	$647,698
Add the average change in fair value (whether positive or negative) as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	$77,891	$625,290	$96,217
Subtract the average fair value of any equity awards granted in a prior year that were forfeited in the covered year determined as of the end of the prior year	$0	$0	$0
Average Compensation Actually Paid to Other NEOs	$1,872,883	$2,402,210	$2,615,423
5.	Pursuant to Item 402(v) of Regulation S-K, the Company used the same peer group used for purposes of Item 201(e) of Regulation S-K, the S&P Composite 1500 Household Products.
6.	Represent Adjusted EBITDA as shown in Appendix A.
Company’s Most Important Financial Performance Measures
The following were the most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance:

Total Shareholder Return (“TSR”)

Adjusted EBITDA
Net Income
| 2023 Proxy Statement	55

Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance
The charts below describe the relationship between compensation actually paid to our CEO and to our other NEOs (as calculated above) and our financial and stock performance for the indicated years. In addition, the first chart below compares our cumulative TSR and peer group cumulative TSR for the indicated years.

Compensation Actually Paid vs. Cumulative TSR
Compensation Actually Paid (000s)
TSR Return on Investment of $100
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$160
$140
$120
$100
$80
$60
$40
$20
$0
$132
$139
$139
$11,958
$10,601
$100
$106
$91
$9,125
$2,615
$2,402
$1,873
2021
2022
2023
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Other NEOs
Company Cumulative TSR
Peer Group Cumulative TSR

Compensation Actually Paid vs. Adjusted EBITDA
Compensation Actually Paid (000s)
Adjusted EBITDA (millions)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$400
$350
$300
$250
$200
$150
$100
$50
$0
$367
$335
$342
$11,958
$10,601
$9,125
$2,615
$2,402
$1,873
2021
2022
2023
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Other NEOs
Adjusted EBITDA

56	| 2023 Proxy Statement

Adjusted EBITDA utilized for Executive Officer Compensation excluded an immaterial adjustment related to aged goods received but not yet invoiced (“GRNI”). Refer to “Note 1. Background & Basis of Presentation” of the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 for additional information.

Compensation Actually Paid vs. Net Income
Compensation Actually Paid (000s)
Net Income (millions)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$11,958
$117.8
$2,615
$10,601
$99.5
$2,402
$9,125
$114.7
$1,873
2021
2022
2023
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Other NEOs
Net Income

| 2023 Proxy Statement	57

STOCK OWNERSHIP INFORMATION
FIVE PERCENT OWNERS OF COMMON STOCK
The following table shows, as of September 30, 2023, the holdings of our Company’s common stock by any entity or person known to our Company to be the beneficial owner of more than 5% of the outstanding shares of our Company’s common stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Outstanding(1)
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	8,363,906 (2)	16.3%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	6,083,746 (3)	11.78%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Bldg. 1, Austin, TX 78746	3,446,219 (4)	6.7%
American Century Companies, Inc. 4500 Main Street, Kansas City, MO 64111	3,194,469 (5)	6.19%
(1)	On September 30, 2023, there were 50,118,789 shares of our Company’s common stock outstanding.
(2)
As reported in a statement on Schedule 13G filed with the SEC on January 26, 2023, BlackRock, Inc. and related entities reported, as of December 31, 2022, sole voting power over 8,257,006 shares, and sole dispositive power over 8,363,906 shares.

(3)
As reported in a statement on Schedule 13G filed with the SEC on February 9, 2023, The Vanguard Group and related entities reported, as of December 31, 2022, shared voting power over 48,397 shares, sole dispositive power over 5,985,596 shares and shared dispositive power over 98,150 shares.

(4)
As reported in a statement on Schedule 13G filed with the SEC on February 10, 2023, Dimensional Fund Advisors LP (“DFA”) and related entities reported, as of December 31, 2022, sole voting power over 3,386,836 shares, and sole dispositive power over 3,446,219 shares. DFA, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of DFA may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, DFA or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of this Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by this 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934.

(5)
As reported in a statement on Schedule 13G filed with the SEC on February 8, 2023, American Century Companies, Inc., a parent holding company or control person; American Century Investment Management, Inc., an investment adviser; and Stowers Institute for Medical Research, a parent holding company or control person, reported, as of December 31, 2022, sole voting power over 3,131,656 shares, sole dispositive power over 3,194,469 shares. Various persons, including the investment companies and separate institutional investor accounts that American Century Investment Management, Inc. (“ACIM”) serves as investment adviser, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities that are the subject of this schedule. Except as may be otherwise indicated if this is a joint filing, not more than 5% of the class of securities that is the subject of this schedule is owned by any one client advised by ACIM.

58	| 2023 Proxy Statement

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS
The table below contains information regarding beneficial common stock ownership by our directors, NEOs, and directors and executive officers as a group as of November 24, 2023. It does not reflect any changes in ownership that may have occurred after that date. In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or transfer, as well as shares owned by immediate family members that reside with the director or officer. Unless otherwise indicated, directors and executive officers named in the table below have sole voting and investment power with respect to the shares set forth in the table and none of the stock included in the table is pledged. The table also indicates shares that may be obtained within 60 days upon the exercise of options, or upon the conversion of vested RSEs into shares of common stock.
Directors and Executive Officers	Shares Beneficially Owned	% of Shares Outstanding (1) (*denotes less than 1%)
Robert W. Black (2)	16,794	*
George R. Corbin (3)	16,794	*
Carla C. Hendra (4)	10,757	*
John C. Hunter, III (5)	43,571	*
James C. Johnson (6)	25,083	*
Joseph D. O’Leary (7)	17,114	*
Rakesh Sachdev (8)	21,005	*
Swan Sit (9)	12,181	*
Gary K. Waring (10)	17,114	*
Rod R. Little (11)	580,524	1.1%
Daniel J. Sullivan (12)	145,563	*
Eric F. O’Toole (13)	52,409	*
John N. Hill (14)	164,232	*
Paul R. Hibbert (15)	71,918	*
All Executive Officers and Directors as a Group (16 persons)	1,204,784	2.4%
(1)
The number of shares outstanding for purposes of this calculation was the number outstanding as of November 24, 2023 plus the number of shares which could be acquired upon the exercise of vested options, or options that vest within 60 days of that date, by the applicable officer or director, the conversion of vested RSEs as well as equivalents that vest within 60 days of that date and the number of stock equivalents held in the deferred compensation plan.

(2)
For Mr. Black: includes (i) 12,850 shares owned by Mr. Black; and (ii) 3,944 vested RSEs deferred until retirement from our Board. Does not include 3,318 unvested RSEs that will convert into shares of our common stock on January 31, 2024.

(3)
For Mr. Corbin: includes (i) 13,419 shares owned by Mr. Corbin; and (ii) 3,375 vested RSEs deferred until retirement from our Board. Does not include 3,318 unvested RSEs which will be deferred when they vest on January 31, 2024.

(4)
For Ms. Hendra: includes (i) 3,375 shares owned by Ms. Hendra; (ii) 6,731 vested RSEs deferred until retirement from our Board; and (iii) 651 RSEs that will vest within 60 days of the record date. Does not include 3,318 unvested RSEs that will convert into shares of our common stock on January 31, 2024 or 573 unvested RSEs that will convert into shares of our common stock on April 3, 2024.

(5)
For Mr. Hunter: includes (i) 6,603 shares owned by Mr. Hunter; (ii) 19,391 vested RSEs deferred until retirement from our Board; and (iii) 17,577 units held in the Deferred Compensation Plan. Does not include 3,318 unvested RSEs which will be deferred when they vest on January 31, 2024.

(6)
For Mr. Johnson: includes (i) 2,000 shares owned by Mr. Johnson; (ii) 22,907 vested RSEs deferred until retirement from our Board; and (iii) 176 units held in the Deferred Compensation Plan. Does not include 3,318 unvested RSEs which will be deferred when they vest on January 31, 2024.

(7)
For Mr. O’Leary: includes (i) 13,958 shares owned by Mr. O’Leary; and (ii) 3,156 vested RSEs deferred until retirement from our Board. Does not include 3,318 unvested RSEs that will convert into shares of our common stock on January 31, 2024.

(8)	For Mr. Sachdev: includes 21,005 vested RSEs deferred until retirement from our Board. Does not include 3,318 unvested RSEs which will be deferred when they vest on January 31, 2024.
| 2023 Proxy Statement	59

(9)	For Ms. Sit: includes 12,181 shares owned by Ms. Sit. Does not include 3,318 unvested RSEs that will convert into shares of our common stock on January 31, 2024.
(10)
For Mr. Waring: includes (i) 1,350 shares owned by Mr. Waring; and (ii) 15,764 vested RSEs deferred until retirement from our Board. Does not include 3,318 unvested RSEs of which 60% will be deferred and 40% will convert into shares of our common stock when they vest on January 31, 2024.

(11)
For Mr. Little: includes (i) 252,833 shares owned by Mr. Little; and (ii) 327,691 vested but unexercised stock options. Does not include 79,579 unvested RSEs; 513,276 unvested PRSEs or 166,680 unvested stock options.

(12)
For Mr. Sullivan: includes (i) 77,506 shares owned by Mr. Sullivan; and (ii) 68,057 vested but unexercised stock options. Does not include 22,090 unvested RSEs; 103,854 unvested PRSEs; or 38,512 unvested stock options.

(13)
For Mr. O’Toole: includes (i) 23,751 shares owned by Mr. O’Toole; and (ii) 28,658 vested but unexercised stock options. Does not include 16,408 unvested RSEs; 74,629 unvested PRSEs; or 28,503 unvested stock options.

(14)
For Mr. Hill: includes (i) 81,080 shares owned by Mr. Hill; and (ii) 83,151 vested but unexercised stock options. Does not include 4,771 unvested RSEs; 31,369 unvested PRSEs; or 8,660 unvested stock options.

(15)
For Mr. Hibbert: includes (i) 36,868 shares owned by Mr. Hibbert; and (ii) 35,049 vested but unexercised stock options. Does not include 10,793 unvested RSEs; 50,670 unvested PRSEs; or 18,818 unvested stock options.

Section 16(a) Beneficial Ownership Reporting Compliance
To the best of our knowledge, all filings of stock ownership and changes in stock ownership by our directors and executive officers and beneficial owners of more than 10% of our stock, which are required by rules of the SEC, were made on a timely basis in fiscal 2023 with the exception of Mr. Hibbert who reported his DRIP shares on a Form 5 on October 13, 2023.
60	| 2023 Proxy Statement

Proposal One:

Election of Directors named in this proxy statement

| 2023 Proxy Statement	61

ITEM 1. ELECTION OF DIRECTORS
Our Board currently consists of 10 members. All directors have been previously elected by our shareholders.
Ten directors will be elected at the Annual Meeting to serve for a one-year term expiring at our 2025 annual meeting of shareholders (“2025 Annual Meeting”). Our Board has nominated Messrs. Black, Corbin, Hunter, Johnson, Little, O’Leary, Sachdev and Waring and Mss. Hendra and Sit for election as directors at this meeting. Each nominee is currently serving as a director and has consented to serve for the one-year term. Each nominee elected as a director will continue in office until his or her successor has been elected and qualified.
We do not know of any reason why any of the nominees for director named herein would be unable to serve; however, if any nominee is unable to serve as a director at the time of the Annual Meeting, your proxy may be voted for the election of another person our Board may nominate in his or her place, unless you indicate otherwise.
Vote Required. The affirmative vote of a majority of the voting power represented in person or by proxy and entitled to vote is required for the election of each director.
THE MEMBERS OF THE BOARD OF DIRECTORS
RECOMMEND A VOTE FOR THE ELECTION OF THE NOMINEES
Our Board adopted a director resignation policy on February 1, 2019, which requires that any director-nominee who receives a number of votes cast in favor of their election that is less than a majority of the number of votes cast either for or against their election at the relevant meeting will tender their resignation from our Board. The policy also requires that should our Board decide not to accept such resignation, the Board will publicly disclose a detailed explanation of their decision within 60 days of the date such resignation is tendered. The policy is set forth within our Company’s Corporate Governance Principles, which is available on our website, www.edgewell.com, click on “Investors,” then “Corporate Governance,” then “Corporate Governance Principles.” Information on our website does not constitute a part of this Proxy Statement.
62	| 2023 Proxy Statement

Proposal Two:

Ratification of appointment of the independent auditor

| 2023 Proxy Statement	63

ITEM 2. RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITOR
Our Audit Committee, in accordance with authority granted in its charter by our Board, appointed PricewaterhouseCoopers LLP as our Company’s independent auditor for the 2023 fiscal year. PwC has served as our independent auditor since 1999, and PwC has begun certain work related to the 2024 fiscal year audit as approved by our Audit Committee. Information on independent auditor fees for the last two fiscal years is set forth below. Our Board and the Audit Committee believe that the retention of PwC to serve as independent auditor is in the best interests of our Company and shareholders. In making this determination, our Board and the Audit Committee considered a number of factors, including:
•	Audit Committee members’ assessment of PwC’s performance;
•	Management’s assessment of PwC’s performance;
•	PwC’s independence and integrity;
•	PwC’s fees and the quality of services provided to Edgewell; and
•	PwC’s global capabilities and knowledge of our global operations.
Vote Required. The affirmative vote of a majority of the voting power represented in person or by proxy and entitled to vote is required for ratification.
THE MEMBERS OF THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS
RECOMMEND A VOTE FOR RATIFICATION OF THE APPOINTMENT OF
PWC AS OUR INDEPENDENT AUDITOR FOR FISCAL YEAR 2024
A representative of PwC will be present at the Annual Meeting and will have an opportunity to make a statement, if desired, as well as to respond to appropriate questions.
Although NYSE listing standards require that the Audit Committee be directly responsible for selecting and retaining the independent auditor, we are providing shareholders with the means to express their views on this matter. Although this vote will not be binding, in the event our shareholders fail to ratify the appointment of PwC, the Audit Committee will reconsider its appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and shareholders.
Audit Committee Pre-Approval Policy
The Audit Committee has a formal policy concerning approval of all services to be provided by our independent auditor, including audit, audit-related, tax and other services. The policy requires that all services the auditor may provide to us must be pre-approved by the Audit Committee. The chair of the Audit Committee has the authority to pre-approve permitted services that require action between regular committee meetings, provided he reports to the committee at the next regular meeting. Early in each fiscal year, the Audit Committee approves the list of planned audit and non-audit services to be provided by the auditor during that year, as well as a budget estimating spending for such services for the fiscal year. Any proposed services exceeding the maximum fee levels set forth in that budget must receive specific pre-approval by the Audit Committee. The Audit Committee approved all services provided by PwC during fiscal 2023 and fiscal 2022.
64	| 2023 Proxy Statement

Services Provided by PricewaterhouseCoopers LLP
The following table discloses fees paid to PwC for the following professional services rendered during the last two fiscal years:
•
Audit Fees—These are fees for professional services performed by PwC for the audit of our annual financial statements and internal control over financial reporting, review of financial statements included in our 10-Q filings, and audit services that are normally provided in connection with statutory and regulatory filings or engagements.

•
Audit-Related Fees—These are fees for assurance and related services performed by PwC that are reasonably related to the performance of the audit or review of our financial statements. This includes: equity and debt offering related services; due diligence related to mergers and acquisitions; internal control reviews; attestations by PwC that are not required by statute or regulation; and consulting on financial accounting and reporting standards.

•
Tax Fees—These are fees for professional services performed by PwC with respect to tax compliance, tax advice and tax planning. This includes: preparation of original and amended tax returns for Edgewell and our consolidated subsidiaries; refund claims; payment planning; and tax audit assistance.

Fees Paid to PricewaterhouseCoopers LLP (in thousands)
Type	FY 2022	FY 2023
Audit Fees	$2,814	$2,706
Audit-Related Fees	0	$8
Tax Fees	0	$5
Total Fees	$2,814	$2,719
| 2023 Proxy Statement	65

Proposal Three:

Advisory vote on executive compensation

66	| 2023 Proxy Statement

ITEM 3. ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required by Section 14A of the Exchange Act, we are asking our shareholders to provide non-binding advisory approval of the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC. We encourage shareholders to review the “Compensation Discussion and Analysis” for details regarding our executive compensation programs. Our shareholder advisory vote on executive compensation was approved by a significant majority of shareholders, with approximately 84% of the votes cast in favor of the advisory resolution at our 2023 Annual Meeting of Shareholders.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices that we use. We believe that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our shareholders’ interests. Our compensation programs are designed to enable and reinforce our Company’s overall business strategy by aligning pay with achievement of short and long term financial and strategic objectives, while providing a competitive level of compensation which is needed to recruit, retain and motivate talented executives critical to our success. For a more detailed discussion of our fiscal 2023 compensation program, see “Executive Compensation – Compensation Discussion and Analysis.”
In particular, during fiscal 2023, the HC&CC:
•	Established a short-term performance incentive plan for fiscal 2023 for the NEOs that provided an annual cash bonus based upon satisfaction of performance targets measured under multiple metrics:
o
Adjusted Net Sales growth to reward top-line growth and strong operating performance;
o
Adjusted EBITDA to encourage the executives to deliver on bottom-line results; and
o
Strategic Priorities to promote a “one team mindset” by aligning the Company’s executive officers around a clear set of enterprise priorities and critical shared goals.
This short-term incentive program resulted in a combined weighted payout of 125.6% (see the section Short-Term Incentive Program – Annual Cash Bonus, Executive Officer Bonus Program for further information) of the target bonus amount for our executive officers based on outcomes under these performance metrics, reinforcing our pay-for-performance philosophy.
•
Approved long-term incentive plan grants of performance-based and time-based RSEs and stock options. The PRSEs are subject to satisfaction of relative TSR performance targets for the three fiscal year period ending with our Company’s 2025 fiscal year. With over two-thirds of the value of the long-term incentive awards consisting of PRSEs and stock options, the Human Capital & Compensation Committee believes it has emphasized our compensation principle of ‘alignment with shareholder interests,’ with our executives’ long-term incentive compensation tied directly to successful Company performance and creating value for shareholders.

Our Board believes our Company’s overall compensation program and practices support the Company’s compensation philosophy and business strategy. Accordingly, the Board recommends a vote FOR the adoption of the following advisory resolution, which will be presented at the Annual Meeting:
RESOLVED, that the shareholders of Edgewell approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and the accompanying footnotes and narratives.
Vote Required. The affirmative vote of a majority of the voting power represented in person or by proxy and entitled to vote is required for approval of the advisory vote on executive compensation.
THE MEMBERS OF THE BOARD OF DIRECTORS
RECOMMEND A VOTE FOR APPROVAL OF THE ADVISORY
VOTE ON EXECUTIVE COMPENSATION
| 2023 Proxy Statement	67

Proposal Four:
Advisory vote on the frequency of executive compensation votes

68	| 2023 Proxy Statement

ITEM 4. ADVISORY VOTE ON THE FREQUENCY OF
EXECUTIVE COMPENSATION VOTES
In addition to the advisory approval of our executive compensation, and as required by Section 14A of the Exchange Act, we are also seeking a non-binding determination from our shareholders as to the frequency with which shareholders will have an opportunity to provide an advisory vote on our executive compensation. Shareholders may indicate whether they would prefer future advisory votes on executive compensation once every one, two or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.
The Board has determined that an annual advisory vote on executive compensation is the best approach for Edgewell at this time, because it allows our shareholders to provide input on the executive compensation programs for our named executive officers on a regular basis. The annual advisory vote on executive compensation is also consistent with our policy of seeking input from, and engaging in discussions with, our shareholders on executive compensation and corporate governance matters.
We, therefore, request that our shareholders select “One Year” when voting on the frequency of advisory votes on executive compensation. Although the vote is advisory and non-binding on us, the Board will review the result of the vote and take it into account in making a determination concerning the frequency of advisory votes on executive compensation. We recognize that our shareholders may have different views as to the best approach for Edgewell, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of an advisory vote on executive compensation. Nevertheless, the Board may decide that it is in the best interests of our shareholders and Edgewell to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders. Ater this meeting, the next advisory vote on the frequency of advisory votes on executive compensation will be held no later than our 2029 Annual Meeting of Shareholders.
The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of our board.
THE MEMBERS OF THE BOARD OF DIRECTORS
RECOMMENDS THAT SHAREHOLDERS SELECT ONE YEAR ON THE PROPOSAL
RECOMMENDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION
| 2023 Proxy Statement	69

PROXY STATEMENT—VOTING PROCEDURES & MEETING FAQS
YOUR VOTE IS VERY IMPORTANT
The Board is soliciting proxies to be used at the Annual Meeting. This Proxy Statement, the form of proxy and our 2023 Annual Report on Form 10-K will be available at www.proxyvote.com beginning on or about December 20, 2023. A Notice Regarding the Availability of Proxy Materials will be mailed to shareholders of record as of the Record Date, on or about December 20, 2023.
How to Receive Printed Materials
We have elected to take advantage of the SEC’s rule that allows us to furnish proxy materials to you online. We believe electronic delivery expedites shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting by reducing printing and mailing of full sets of materials. On or about December 20, 2023, we will mail to many of our shareholders a Notice containing instructions on how to access our Proxy Statement and our 2023 Annual Report on Form 10-K online. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice contains instructions on how to receive a paper copy of the materials. In furtherance of our ongoing commitment to environmental stewardship, this year we have again partnered with the Arbor Day Foundation® so that for each shareholder who chooses to receive an e-version of our Proxy Statement, we’ll make a donation to plant one tree in a forest of great need.
Who Can Vote
Shareholders of Edgewell Personal Care Company (“Edgewell” or “Company”) common stock on November 24, 2023 may vote at the Annual Meeting and any adjournment or postponement thereof. On November 24, 2023, there were 50,231,558 shares of common stock outstanding. The shares of common stock held in our treasury will not be voted.
How You Can Vote
There are four voting methods for shareholders:

Voting by MAIL. If you received a paper copy of the proxy materials, and if you choose to vote by mail, then complete a proxy card, date and sign it, and return it in the postage-paid envelope provided.

Voting by TELEPHONE. You can vote your shares by telephone by calling 1-800-690-6903 and using the identification code indicated on the Notice Regarding the Availability of Proxy Materials or the proxy card mailed to you. Voting is available 24 hours a day, seven days a week.

Voting by INTERNET. You can also vote via the Internet at www.proxyvote.com. Your identification code for Internet voting is on the Notice Regarding the Availability of Proxy Materials or the proxy card mailed to you, and voting is available 24 hours a day, seven days a week.

Voting in PERSON at the Annual Meeting.
Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on January 31, 2024.
If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to vote such shares. Otherwise, you must follow the instructions given to you by such bank, broker or other holder of shares. See “Beneficial Owners and Broker Non-Votes” below.
If you vote by telephone or via the Internet, you should not return a proxy card.
Who Counts the Votes
Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate shareholder votes. If you are a shareholder of record, and you choose to vote over the internet prior to the Annual Meeting or by telephone, Broadridge will access and tabulate your votes electronically, and if you have requested and received proxy materials by mail or email and choose to sign and mail your proxy card, your executed proxy card will be returned directly to Broadridge for tabulation. If you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in “street name”) will return one proxy card to Broadridge on behalf of all its clients.
70	| 2023 Proxy Statement

How You May Revoke or Change Your Vote
You can revoke your proxy at any time before it is voted at the Annual Meeting by:
•	sending written notice of revocation to our Corporate Secretary;
•	submitting another properly completed proxy by telephone, Internet or mail; or
•	attending the Annual Meeting and voting your shares by ballot.
General Information on Voting
You are entitled to cast one vote for each share of common stock you own on the Record Date. If you are a shareholder of record and you do not submit a proxy or vote in person, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.
The election of each director nominee, the ratification of our independent registered public accounting firm for fiscal year 2024, and the approval of the executive compensation by non-binding vote, must be approved by a majority of the voting power represented at the Annual Meeting in person or by proxy and entitled to vote on the matter. Our Board adopted a director resignation policy on February 1, 2019, which policy will require that any director nominee who receives a number of votes cast in favor of their election that is less than a majority of the number of votes cast either for or against their election at the relevant meeting will tender their resignation from the Board. The policy also requires that if our Board decides not to accept such resignation, our Board will publicly disclose a detailed explanation of their decision within 60 days of the date such resignation is tendered. The frequency of the advisory votes on executive compensation receiving the greatest number of votes (every one, two or three years) will be considered the frequency recommended by our shareholders. Shareholders do not have the right to vote cumulatively in electing directors. Shares represented by a proxy marked “against” or “abstain” on any matter will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote but will not be considered to have voted in favor of a director nominee. Therefore, any proxy marked “against” or “abstain” will have the effect of a vote against a nominee.
While the shareholder vote on executive compensation and the frequency of the votes on executive compensation are advisory and not binding on our Company, our Board and the Human Capital & Compensation Committee of our Board, which is responsible for administering our executive compensation programs, are interested in the opinions expressed by our shareholders in their vote on these proposals and will consider the outcome of the votes when making future compensation decisions for our NEOs.
All shares for which proxies have been properly submitted—whether by telephone, Internet or mail—and not revoked, will be voted at the Annual Meeting in accordance with your instructions. If you sign a proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by our Board.
If any other matters are properly presented at the Annual Meeting for consideration, the persons named in your properly submitted proxy card will have the discretion to vote on those matters for you. As of the date of this Proxy Statement, no other matters have been raised for consideration at the Annual Meeting.
Beneficial Owners and Broker Non-Votes
If your shares are held by a bank, broker or other nominee, you are considered the “beneficial owner” of the shares, which are held in “street name.” If you hold your shares in street name, you can instruct the broker, bank or other nominee who is the shareholder of record how to vote these shares by using the voting instructions given to you by the broker, bank, or other nominee.
The broker, bank, or other nominee may vote the shares in the absence of your voting instructions only with regard to “routine” matters. The election of directors, the advisory vote on executive compensation and the advisory vote on the frequency of votes on executive compensation are considered “non-routine” matters and, accordingly, if you do not instruct your broker, bank or other nominee how to vote in these matters, no votes will be cast on your behalf with respect to these matters.
Your broker, bank or other nominee does, however, have discretion to vote any uninstructed shares on the ratification of the appointment of our accounting firm. If the broker, bank or other nominee votes the uninstructed shares on the ratification of the accounting firm (either personally or by proxy), these shares may be considered as “present” for quorum purposes but will not be deemed voted on other matters and will be considered “broker non-votes” with respect to such other matters.
Such broker non-votes shall have no effect on the votes on election of directors, the advisory vote on executive compensation or the frequency of the vote on executive compensation.
| 2023 Proxy Statement	71

ADDITIONAL INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Our Board has adopted a written policy regarding the review and approval or ratification of transactions involving our Company and our directors, nominees for directors, executive officers, immediate family members of these individuals, and shareholders owning 5% or more of our outstanding common stock, each of whom is referred to as a related party. The policy covers any related party transaction, arrangement or relationship where a related party has a direct or indirect material interest and the amount involved exceeds $100,000 in any calendar year. Under the policy, the Audit Committee of our Board is responsible for reviewing and approving, or ratifying, the material terms of any related party transactions. The committee is charged with determining whether the terms of the transaction are any less favorable than those generally available from unaffiliated third parties and determining the extent of the related party’s interest in the transaction.
In adopting the policy, our Board reviewed certain types of related party transactions described below and determined that they should be deemed to be pre-approved, even if the aggregate amount involved might exceed $100,000:
•
officer or director compensation which would be required to be disclosed under Item 402 of the SEC’s compensation disclosure requirements, and expense reimbursements to these individuals in accordance with our policy;

•
transactions with another company at which a related party serves as an employee, director, or holder of less than 10% of that company’s outstanding stock, if the aggregate amount involved does not exceed the greater of $1 million or 2% of that company’s consolidated gross revenues;

•
charitable contributions to a charitable trust or organization for which a related party serves as an employee, officer or director, if the annual contributions by us do not exceed the greater of $100,000 or 2% of the organization’s total annual receipts;

•
a Company director or an immediate family member, during any 12-month period within the last three years, received more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•
transactions in which all of our shareholders receive proportional benefits, the rates or charges involved are determined by competitive bids, the transaction involves obtaining services from a regulated entity at rates fixed by law, or the transaction involves bank services as a depositary of funds, transfer agent or registrar, or similar services.

Our legal department is primarily responsible for the development and implementation of processes and procedures to obtain information from our directors and executive officers with respect to related party transactions. During fiscal 2023, there were no transactions with executive officers, directors or their immediate family members which were in an amount in excess of $100,000, and in which any such person had a direct or indirect material interest.
OTHER BUSINESS
Our Board knows of no business which will be presented at the Annual Meeting other than that described above. Our bylaws provide that shareholders may nominate candidates for director or present a proposal or bring other business before an annual meeting only if they give timely written notice of the nomination or the matter to be brought not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s meeting, as described under “Shareholder Proposals for 2025 Annual Meeting.”
DELIVERY OF DOCUMENTS
Householding of Annual Meeting Materials. The SEC has approved a rule permitting the delivery of a single Notice Regarding the Availability of Proxy Materials and set of Proxy Statements and Annual Reports on Form 10-K (if paper copies of such documents have been delivered or requested), to any household at which two or more shareholders reside, unless we have received contrary instructions from one or more of the shareholders residing in such household. Each shareholder will continue to receive a separate proxy card. This procedure, referred to as “householding,” reduces the volume of duplicate information you receive, as well as our expenses. In order to take advantage of this opportunity, we will deliver only one copy of the Notice Regarding the Availability of Proxy Materials, and this Proxy Statement and related Annual Report on Form 10-K (if paper copies of such documents have been delivered or requested), to multiple shareholders who share an address, unless we receive contrary instructions from the impacted shareholders prior to the mailing date. If you prefer to receive separate copies of our Notice Regarding the Availability of Proxy Materials, our Proxy Statement or Annual Report on Form 10-K, either
72	| 2023 Proxy Statement

now or in the future, we will promptly deliver, upon your written or oral request submitted as set forth below, a separate copy of the Notice Regarding the Availability of Proxy Materials, Proxy Statement or Annual Report on Form 10-K, as applicable and as requested, to any shareholder at your address to which a single copy was delivered. If you and other shareholders in your household are currently receiving multiple copies of the Notice Regarding the Availability of Proxy Materials, and this Proxy Statement and our Annual Report on Form 10-K (if paper copies of such documents have been delivered or requested) and would like only one copy to be sent to your household, upon your written or oral request, we will discontinue delivering multiple copies of such document(s) to your household and only deliver one copy. Notice should be given to the Corporate Secretary, Edgewell Personal Care Company, 6 Research Drive, Shelton, Connecticut 06484, Telephone No. (203) 944-5500.
SHAREHOLDER PROPOSALS FOR 2025 ANNUAL MEETING
Any proposals to be presented at the 2025 Annual Meeting of Shareholders (“2025 Annual Meeting”), which is expected to be held on February 6, 2025, must be received by our Company, directed to the attention of our Corporate Secretary, no later than August 26, 2024 in order to be included in our Company’s Proxy Statement and form of proxy for that meeting under Rule 14a-8 of the Exchange Act. Upon receipt of any proposal, our Company will determine whether or not to include the proposal in the Proxy Statement and proxy card in accordance with regulations governing the solicitation of proxies. The proposal must comply in all respects with the rules and regulations of the SEC.
In order for a shareholder to nominate a candidate for director under our bylaws, timely notice of the nomination must be received by us in advance of the meeting. Ordinarily, such notice must be received not less than 90, nor more than 120, days before the first anniversary of the prior year’s meeting. For the 2025 Annual Meeting, the notice would have to be received between October 4, 2024 and November 3, 2024. However, in the event that (i) no annual meeting is held in 2023, or (ii) the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after the first anniversary of the Annual Meeting, notice must be received no earlier than the 120th day prior to the date of the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2025 Annual Meeting, or the seventh day following the day on which notice of the date of the meeting was mailed or on which public notice of the meeting was given. The notice of nomination must include, as to each person whom the shareholder proposes to nominate for election, information required by our bylaws, including:
•	the nominee’s name, age, business and residential address;
•	the nominee’s principal occupation for the previous five years;
•	the nominee’s consent to being named as a nominee and to serving on our Board;
•
the nominee’s “disclosable interests” as of the date of the notice (which information shall be supplemented by such person, if any, not later than ten days after the record date of the 2024 Annual Meeting to disclose such ownership as of the record date), which includes:

o
shares of common stock; options, warrants, convertible securities, stock appreciation rights, or similar rights with respect to our common stock; any proxy, contract, arrangement, understanding, or relationship conveying a right to vote common stock;
o
any short interest with respect to our common stock;
o
any derivative instruments held by a partnership in which the nominee has a partnership interest;
o
rights to any performance-related fee based on any increase or decrease in the value of our common stock or any related derivative instrument; and
•	a description of all monetary or other material agreements, arrangements or understandings between the nominating shareholder and the nominee during the prior three years.
In addition, the nominating shareholder must provide their name and address and disclosable interests (as such term is described above). The shareholder must be present at the Annual Meeting of Shareholders at which the nomination is to be considered and must provide a completed questionnaire regarding the nominee’s background and qualification and compliance with our corporate governance, conflict of interest, and other pertinent policies and guidelines. To assist in the evaluation of shareholder-recommended candidates, the Corporate Governance Committee may request that the shareholder provide certain additional information required to be disclosed in our Company’s proxy statement under Regulation 14A of the Exchange Act.
In order for a shareholder to bring other business before a shareholder meeting, timely notice must be received by our Company during the same period as director nominations described above. Such notice must include a description of the
| 2023 Proxy Statement	73

proposed business and the reasons for the proposal, the name and address of the shareholder making the proposal, any financial or other interests of the shareholder in the proposal made, and the shareholder’s disclosable interests. These requirements are separate from the requirements a shareholder must meet to have a proposal included in our Company’s proxy statement.
Shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Bylaws must comply with the additional requirements of Rule 14a-19(b). We encourage shareholders who wish to submit a proposal or nomination to seek independent counsel. In addition to satisfying the requirements under our Amended & Restated Bylaws, to comply with the universal proxy rules. Shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than December 3, 2024. Edgewell will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
In each case, the notice must be given to our Corporate Secretary, whose address is Edgewell Personal Care Company, 6 Research Drive, Shelton, Connecticut 06484. A copy of our Bylaws will be provided without charge upon written request to our Corporate Secretary.
By Order of the Board of Directors,

LaTanya Langley
December 20, 2023	Chief People & Legal Officer and Corporate Secretary
74	| 2023 Proxy Statement

APPENDIX A
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
In the “Proxy Statement Summary” and in the “Compensation Discussion and Analysis,” our Company presents certain non-GAAP financial information. This non-GAAP information is provided as a supplement to, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. We use this non-GAAP information internally to make operating decisions and believe it is helpful to investors because it allows more meaningful period-to-period comparisons of ongoing operating results. The information can also be used to perform analysis and to better identify operating trends that may otherwise be masked or distorted by the types of items that are excluded. This non-GAAP information is a component in determining management’s incentive compensation. Finally, the Company believes this information provides a higher degree of transparency. The following provides additional detail on the Company’s non-GAAP measures.
The following table presents a reconciliation of Net Earnings to Adjusted EBITDA and a reconciliation of Net Sales to Adjusted Net Sales for fiscal 2023.
The following provides additional detail on our Company’s Non-GAAP measures.
•
Our Company analyzes our net sales on an organic basis to better measure the comparability of results between periods. Organic net sales exclude the impact of changes in foreign currency, acquisitions, and dispositions. This information is provided because these fluctuations can distort the underlying change in net sales either positively or negatively.

•
Adjusted EBITDA is defined as earnings before income taxes, interest expense, net, depreciation and amortization and excludes items such as restructuring charges, acquisitions and related integration costs, SKU rationalization, Sun Care reformulation, income from resolution of legal matters, pension settlement expense, VAT settlement costs, cost of early debt retirement and other costs or income.

The following table provides a reconciliation of net sales to adjusted net sales for fiscal 2023.
Net Sales - Total Company
For the Year Ended September 30, 2023
Net sales	$2,251.6
F/x	(53.0)
Adjusted Net Sales	$2,198.6
| 2023 Proxy Statement	A-1

The Company reports financial results on a GAAP and adjusted basis. The table below is used to reconcile Net earnings to EBITDA and Adjusted EBITDA, which are Non-GAAP measures, to improve comparability of results between periods.
For year ended September 30, 2023
Net earnings	$114.7
Income tax provision	33.0
Interest expense, net	76.4
Depreciation and amortization	91.4
EBITDA	$315.5
Restructuring and related costs	17.1
Acquisition and integration costs	7.5
SKU rationalization	(1.7)
Sun Care reformulation	1.9
Legal matters, net income	(6.3)
Pension settlement expense	7.9
Other costs	0.4
Adjusted EBITDA (1)	$342.3
(1)
Adjusted EBITDA of $340.0 utilized for Executive Officer Compensation excluded an immaterial adjustment related to aged goods received but not yet invoiced (“GRNI”). Refer to “Note 1. Background & Basis of Presentation” of the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 for additional information.

A-2	| 2023 Proxy Statement

Schick

WILKINSON SWORD

billie

edge
Cooling

Skintimate
Raspberry Rain

HAWAIIAN TROPIC

BANANA BOAT
baby
mineral
BANANA BOAT
KIDS
mineral
50
BANANA BOAT
SPORT
mineral
50

Playtex

Edgewell
PERSONAL CARE

Schick | Wilkinson Sword | billie | edge | Bulldog | Jack Black Authentic and Original | Cremo | fieldtrip
Skintimate | Banana Boat | Hawaiian Tropic | Playtex | Carefree | o.b. | Wet Ones | Stayfree

6 Research Drive, Shelton, CT 06484 www.edgewell.com | ©2023 Edgewell

Carefree
ORIGINAL
Breathe
60

BULL DOG
SKINCARE

fieldtrip
fieldtrip
fieldtrip
fieldtrip

Stayfree

Jack Black
Authentic and Original

REGULAR / RÉGULIÈRE 40
Pro Comfort
o.b.
Less Waste
o.b.
organic

CREMO

Wet Ones

EDGEWELL PERSONAL CARE COMPANY
6 RESEARCH DRIVE
SHELTON, CT 06484

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 31, 2024. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 31, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

GO GREEN!

We'll plant a tree for every shareholder who switches to e-delivery of proxy materials.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V25929-P01128 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EDGEWELL PERSONAL CARE COMPANY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 1 YEAR FOR PROPOSAL 4:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Robert W. Black	☐	☐	☐
1b. George R. Corbin	☐	☐	☐
1c. Carla C. Hendra	☐	☐	☐
1d. John C. Hunter, III	☐	☐	☐
1e. James C. Johnson	☐	☐	☐
1f. Rod R. Little	☐	☐	☐
1g. Joseph D. O'Leary	☐	☐	☐
1h. Rakesh Sachdev	☐	☐	☐
1i. Swan Sit	☐	☐	☐
1j. Gary K. Waring	☐	☐	☐

	For	Against	Abstain
2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal 2024.	☐	☐	☐
3. To cast a non-binding advisory vote on executive compensation.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. To cast a non-binding advisory vote on the frequency of the executive compensation votes.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend the meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V25930-P01128

EDGEWELL PERSONAL CARE COMPANY
Annual Meeting of Shareholders
February 1, 2024, 8:30 AM, Eastern Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Rod R. Little and LaTanya Langley, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of EDGEWELL PERSONAL CARE COMPANY that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 AM, Eastern Time on February 1, 2024, at the Hyatt Regency Coconut Point, 5001 Coconut Road, Bonita Springs, Florida 34134, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side